UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

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WESTELL TECHNOLOGIES, INC.
(Name of Registrant as Specified In Its Charter)

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WESTELL TECHNOLOGIES, INC.
750 North Commons Drive
Aurora, Illinois 60504
(630) 898-2500

Notice of Annual Meeting of Stockholders
September 17, 2019

Dear Stockholders:

The 2019 Annual Meeting of Stockholders of Westell Technologies, Inc. (the “Company”) will be held at the Company’s Corporate Headquarters, 750 North Commons Drive, Aurora, Illinois 60504 on September 17, 2019, at 10:00 a.m. Central Daylight Time for the following purposes:

1.	To elect the Board nominated slate of seven directors;

2.	To approve the Westell Technologies, Inc. 2019 Omnibus Incentive Compensation Plan;

3.	To ratify the appointment of our independent auditors;

4.	To conduct an advisory vote to approve executive compensation (“Say-on-Pay”); and

5.	To consider any other matters that may properly come before the meeting.
The Board of Directors (the “Board”) urges you to read the accompanying Proxy Statement and recommends that you vote FOR all of the proposed nominees for election to the Board, FOR Proposal No. 2 to approve the Westell Technologies, Inc. 2019 Omnibus Incentive Compensation Plan, FOR the ratification of the appointment of Grant Thornton LLP as our independent registered public accounting firm for the fiscal year end March 31, 2020, and FOR the resolution approving, on a non-binding advisory basis, the compensation of our named executive officers.

The Board has fixed the close of business on July 22, 2019, as the record date for determining the stockholders entitled to notice of and to vote at the annual meeting.

Pursuant to the rules promulgated by the Securities and Exchange Commission, we have again elected to furnish proxy materials to our stockholders on the Internet. We believe this allows us to provide our stockholders with the information they need, while lowering the costs of delivery and reducing the environmental impact of our annual meeting. Please review the instructions with respect to each of your voting options as described in the Proxy Statement and the Notice.

Whether or not you plan to attend the meeting, your vote is important and we encourage you to vote promptly. You may vote your shares via a toll-free telephone number or over the Internet. If you received a paper copy of the proxy card by mail, you may also vote by signing, dating and mailing the proxy card in the envelope provided.

By Order of the Board of Directors

Thomas P. Minichiello

Senior Vice President, Chief Financial Officer,
Treasurer and Secretary

July 26, 2019

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON SEPTEMBER 17, 2019: THE WESTELL TECHNOLOGIES, INC. PROXY STATEMENT FOR THE 2019 ANNUAL MEETING OF STOCKHOLDERS AND FISCAL YEAR ENDED MARCH 31, 2019, ANNUAL REPORT ARE AVAILABLE AT www.proxyvote.com.

As used in this Proxy Statement, except as the context otherwise requires, the terms “Westell,” the “Company,” “we,” “our,” “ours,” and “us” refers to Westell Technologies, Inc. and its subsidiaries.

WESTELL TECHNOLOGIES, INC.
750 North Commons Drive
Aurora, Illinois 60504
___________

Proxy Statement for the 2019 Annual Meeting of Stockholders
to be held September 17, 2019
___________

To the Stockholders of
WESTELL TECHNOLOGIES, INC.:
This Proxy Statement is being furnished in connection with the solicitation by the Board of Directors of Westell Technologies, Inc. (“Westell” or the “Company”) of proxies for the Annual Meeting of Stockholders to be held at the Company’s Corporate Headquarters, 750 North Commons Drive, Aurora, Illinois 60504, on September 17, 2019, at 10:00 a.m. Central Daylight Time for the purpose of considering and acting upon the matters specified in the Notice of Annual Meeting of Stockholders accompanying this Proxy Statement. As permitted by Securities and Exchange Commission rules, the Company is making this Proxy Statement and its annual report available to its stockholders electronically via the Internet. On or about August 2, 2019, we expect to mail to our stockholders a Notice containing instructions on how to access this Proxy Statement and our annual report and vote online. If you receive a Notice by mail, you will not receive a printed copy of the proxy materials in the mail. Instead, the Notice instructs you on how to access and review all of the important information contained in the Proxy Statement and annual report. The Notice also instructs you on how you may submit your proxy over the Internet. If you receive a Notice by mail and would like to receive a printed copy of our proxy materials, you should follow the instructions for requesting such materials contained on the Notice.
You may vote in person at the meeting or you may vote in advance of the meeting via the Internet, by telephone, or, if you request a paper copy of the proxy materials, by using the proxy card that will be enclosed with those materials.  If you intend to use the proxy card, please mark, date and sign it, and then return it promptly in the postage-paid envelope that comes with the card.  If you intend to vote over the telephone or via the Internet, please follow the instructions on the Notice that you receive.  Those instructions are also available at www.proxyvote.com. You may then access these proxy materials and vote your shares over the Internet or by telephone. The Notice contains a control number that you will need to vote your shares over the Internet or by telephone.
Proxies will be voted as specified. If no directions are specified on a duly submitted proxy, the shares will be voted, in accordance with the recommendations of the Board of Directors, FOR Proposal No. 1 for the election of the seven directors nominated by the Board of Directors, FOR Proposal No. 2 to approve the Westell Technologies, Inc. 2019 Omnibus Incentive Compensation Plan, FOR Proposal No. 3 to ratify the appointment of independent auditors, FOR Proposal No. 4 to approve the compensation of the Company’s named executive officers (“NEOs”), on an advisory basis, and in accordance with the discretion of the persons appointed as proxies, on any other matter properly brought before the meeting. A proxy may be revoked at any time prior to the voting thereof by written notice to the Secretary of the Company, by submitting a later dated proxy or by attending the meeting and voting in person.
A majority of the outstanding voting power of our Class A Common Stock and Class B Common Stock entitled to vote at this meeting and represented in person or by proxy will constitute a quorum. Abstentions and broker non-votes will be counted as shares present for purposes of determining the presence or absence of a quorum. A quorum is needed for any proposal to be adopted.
The affirmative vote of the holders of a plurality of the voting power of the Class A Common Stock and Class B Common Stock of the Company, voting together as a single class, and represented in person or by proxy at the meeting is required for the election of directors. The affirmative vote of the holders of a majority of the voting power of the Class A Common Stock and Class B Common Stock of the Company, voting together as a single class, represented in person or by proxy at the meeting is required to approve the Westell Technologies, Inc. 2019 Omnibus Incentive Compensation Plan and to ratify the appointment of the independent auditors and to approve the advisory vote on the compensation of the NEOs.
If your broker holds your shares in its name and does not receive voting instructions from you, your broker has discretion to vote those shares on the proposal to ratify the appointment of the independent auditors, which is considered a “routine” matter. However, on “non-routine” matters such as the election of directors, Proposal No. 2 and Proposal No. 4, your broker must receive voting instructions from you, as it does not have discretionary voting power for these particular items. Therefore, if you are a beneficial owner and do not provide your broker with voting instructions, your shares may constitute broker non-votes with respect to the election of directors, Proposal No. 2 and Proposal No. 4. Broker “non-votes” will have no effect on the outcome of the election of directors, Proposal No. 2, or on Proposal No. 4. Abstentions will have the same effect as votes against Proposals No. 2, No. 3 and No. 4, and will have no impact on the election of directors.
Expenses incurred in the solicitation of proxies will be borne by the Company. Officers of the Company may make additional solicitations in person, by telephone or other communications, without compensation apart from their normal salaries.
The Annual Report on Form 10-K for the fiscal year ended March 31, 2019 (“fiscal year 2019”) accompanies this Proxy Statement. If you did not receive a copy of the report, you may obtain one at the Internet website listed above or by writing to the Secretary of the Company at the address of the corporate headquarters, 750 North Commons Drive, Aurora, Illinois, 60504.
Only holders of record of our Class A Common Stock or Class B Common Stock at the close of business on July 22, 2019, are entitled to vote at the meeting. As of July 22, 2019, we had outstanding 12,074,536 shares of Class A Common Stock and 3,484,287 shares of Class B Common Stock, and such shares are the only shares entitled to vote at the meeting. Each share of Class A Common Stock is entitled to one vote and each share of Class B Common Stock is entitled to four votes on each matter to be voted upon at the meeting.

PROPOSAL NO. 1:
ELECTION OF DIRECTORS

At the Annual Meeting, seven directors are to be elected to hold office for terms expiring at the next annual meeting of stockholders. Our Bylaws provide that not less than six nor more than ten directors shall constitute the Board of Directors.
The Board of Directors has no reason to believe that any nominee will be unable or unwilling to serve. It is intended that the proxies will be voted for the election of the nominees listed below. In the unforeseen event that any such nominee is unable to serve, proxies may be voted for another nominee designated by the Board of Directors.
Nominees for Election for Terms Expiring at the 2020 Annual Meeting
The following table sets forth certain information with respect to the nominees, all of whom are current members of the Board of Directors.

Name	Age	Principal Occupation and Other Information

Kirk R. Brannock	61
Kirk R. Brannock has served as Chairman of Westell's Board of Directors since September 2017. He served as Interim President and Chief Executive Officer at Westell from November 2017 through May 2018 after serving in that capacity from October 2016 through July 2017. Previously Mr. Brannock served as a member of Westell’s Board of Directors from February 2011 to September 2014. He retired in 2010 from his position as Senior Vice President -Ethernet Deployment at AT&T, a leading provider of voice, video, data and broadband delivery services, after a career spanning more than 30 years. Previously Mr. Brannock served in leadership positions at AT&T, Ameritech and SBC, including Senior Vice President - AT&T National Installation & Maintenance and President - SBC/Ameritech Midwest Network Services. Mr. Brannock holds a Bachelor of Arts in Business Administration from Michigan State University and is currently a Board Member and Treasurer for a Marriott International $42M Cooperative. Mr. Brannock's extensive knowledge of Westell operations and the telecommunications industry along with his other board experience qualify him to serve as the Chairman of the Board and as a member of the Corporate Governance and Nominating Committee.

Scott C. Chandler	58
Scott C. Chandler has served as a Director of the Company since September 2018. Mr. Chandler is the Managing Partner of Franklin Court Partners, LLC, a consulting firm that provides management and financial consulting services, a position he has held since 2002. From 1998 to 2001, Mr. Chandler was Chief Financial Officer and then Senior Vice President for Rhythms Netconnections Inc. (former NASDAQ: RTHM). Mr. Chandler was a member of the senior management team that led this international provider of DSL networking and services prior to the sale of a majority of its assets to MCI Worldcom, now Verizon. From 1996 to 1998, Mr. Chandler served as President and Chief Executive Officer of C-COR Incorporated (former NASDAQ: CCBL), a publicly-traded corporation that, prior to its acquisition in 2007, was a leading supplier of broadband telecommunications equipment. He earned an MBA from the Wharton School of Business at the University of Pennsylvania and a BA from Whitworth University. Mr. Chandler currently serves as a member of the board of directors of PetroShare Corp. (OTCMKTS: PRHR) and several privately-held and non-profit entities and has in the past served as a member of several public company boards, such as Cimetrix Incorporated (OTCMKTS: CMXX), Tollgrade Communications Inc. (NASDAQ: TLGD), and Paradyne Networks Inc. (NASDAQ: PDYN). Mr. Chandler's experience in the cable and telecom industries, his extensive management and financial experience along with his prior board experience qualify him to serve as a member of the Audit, Compensation, and Corporate Governance and Nominating Committees.

Timothy L. Duitsman	57
Timothy L. Duitsman has served as a Director of the Company since June 2019. Mr. Duitsman is currently the Senior Vice President of Product Development at Klein Tools, a manufacturer of hand tools, where he is responsible for product development launches, a position he has held since 2012. Mr. Duitsman initially joined Klein Tool in 2009 as the Vice President of Engineering. Prior to Klein Tools, Mr. Duitsman served as Vice President of Research and Development at Intermatic, from 2004 to 2008, where he increased sales of new industrial products. Previously, Mr. Duitsman served in various engineering and leadership roles at Westell. Mr. Duitsman earned an MBA from Northwestern University Kellogg School of Management, as well as MS and BS degrees in Mechanical Engineering from the University of Illinois at Chicago and the University of Illinois at Champaign-Urbana, respectively. Mr. Duitsman's technical and leadership experience qualify him to serve on the Board of Directors and as a member of the Compensation Committee.

Robert W. Foskett(1)	42
Robert W. Foskett has served as a Director of the Company since September 2009. Mr. Foskett is the Managing Partner and Investment Committee Member of Table Mountain Capital LLC, a private investment company, a position he has served since 2006.  Prior to joining Table Mountain Capital LLC, he served from 2002 to 2006 as a Research Director at L.H. Investments, a private investment company. Mr. Foskett holds an MBA from the University of Denver, Daniels College of Business. Mr. Foskett’s investment experience and education qualify him to serve on the Board of Directors and as a member of the Corporate Governance and Nominating Committee.

Robert C. Penny III(1)	66
Robert C. Penny III has served as a Director of the Company since September 1998. He is the owner of Eastwood Land & Cattle, a private business. Mr. Penny’s years of service as a board member and his knowledge of the Company’s business and technology qualify him to serve as a member of the Board of Directors and as the Chair of the Corporate Governance and Nominating Committee.

Cary B. Wood	52
Cary B. Wood has served as a Director of the Company since March 2017.  He currently serves  as the Chairman of the Board of Directors of Duravent Corporation, a privately held venting systems firm, since January 2017. From June 2017 until January 2019, Mr. Wood was President and Chief Executive Officer of Angelica Corporation, a leading provider in the healthcare and medical textile processing and related services. Mr. Wood serves as the Chairman of the Compensation and as a member of the Audit Committee of the Board of Directors of Broadwind Energy (NASDAQ: BWEN), a precision manufacturer of structures, equipment and components for clean tech and other specialized applications, since May 2016. Mr. Wood served as Chairman of the Operating Committee and as a member of the Nominating and Corporate Governance Committee of the Board of Directors of Vishay Precision Group, Inc. (NYSE: VPG), an internationally-recognized designer, manufacturer and marketer of resistive foil technology, sensors, and sensor-based systems to niche, industrial applications, from March 2016 to May 2018. Mr. Wood served as President, Chief Executive Officer, and as a member of the Board of Directors of Sparton Corporation (NYSE: SPA), a global manufacturer of complex and regulated electronic services as well as engineering products in the medical, avionics, industrial and defense sectors, from November 2008 until February 2016. From August 2004 until November 2008, Mr. Wood served as Interim Chief Executive Officer, Chief Operating Officer and Group Vice President for Citation Corporation (now known as Grede Holdings, LLC), a privately held manufacturer of innovative metal components for the automotive, industrial and commercial marketplaces. Mr. Wood began his career with General Motors Corporation, followed by a move to United Technologies Corporation where he served in a variety of general management, operations and engineering roles. Mr. Wood received a Bachelor of Science in Technology from Purdue University, a Master of Science in Industrial Operations from the School of Management at Lawrence Technological University, and an MBA in Finance from Loyola University-Chicago. Mr. Wood’s executive experience and his service on public company boards qualify him to serve on the Board of Directors, as a Chair of the Compensation Committee, and as a member of the Audit Committee.

Mark A. Zorko	67
Mark A. Zorko has served as Director of the Company since January 2017. Mr. Zorko is a principal with executive management and business support services firm Brentwood Advisory Group. In January 2016, Mr. Zorko founded Brentwood 401k, LLC, to provide 401(k) plan advisory services to middle market firms. Mr. Zorko previously chaired the Nominating and Corporate Governance Committee and serves on both the Audit and Compensation Committees of Perma-Pipe International Holdings, Inc. (NASDAQ:PPIH) (formerly MFRI [NASDAQ: MFRI]), a firm in the piping solutions industry. He was the interim Chief Financial Officer at radiation science and services firm Landauer Inc. (NYSE: LDR), from June 2014 until April 2015. Mr. Zorko served as the CFO of Steel Excel, Inc. (NASDAQ: SXCL), a public energy industry firm, from August 2011 until May 2013. He also served as the interim President and CEO of SXCL's subsidiary Wells Services Ltd. (WSL), a $30-million Steel Excel business, in 2012, and CFO of DGT Holdings (DGTC), a medical imaging firm, from 2006 through 2012. SXCL, WSL and DGTC are all affiliated with Steel Partners Holding, L.P., a publicly traded diversified global holding company. Mr. Zorko was on the Audit Committee for Opportunity International, a microfinance bank, and was on the Finance Committee for the Alexian Brothers Health System. He received an MBA in IT from the University of Minnesota and a Bachelor of Science in Accounting from The Ohio State University.  After completing his MBA, Mr. Zorko began his career as a CPA at Arthur Andersen, and worked his way up via the controllership ranks at Honeywell and Zenith Data Systems in the United States and Europe. He is a Certified Public Accountant and a NACD Board Leadership Fellow and recently earned the NACD’s CERT Certificate in Cybersecurity Oversight. Mr. Zorko's executive experience and his service on public company boards qualify him to serve on the Board of Directors, as the Chair of the Audit Committee, and as a member of the Compensation Committee.

(1)	Mr. Robert W. Foskett is the nephew of Mr. Robert C. Penny III.

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR ALL OF THE NOMINEES.

PROPOSAL NO. 2: APPROVAL OF THE WESTELL TECHNOLOGIES, INC. 2019 OMNIBUS INCENTIVE COMPENSATION PLAN

General

At the annual meeting, stockholders will be asked to approve the Westell Technologies, Inc. 2019 Omnibus Incentive Compensation Plan (the "2019 Omnibus Plan"). The 2019 Omnibus Plan was adopted by the Company’s board on June 18, 2019, subject to stockholder approval at the annual meeting. The 2019 Omnibus Plan is intended to constitute a stock-based and cash incentive plan for the Company, and includes provisions by which the Company may grant directors and key employees stock options, stock appreciation rights, restricted stock awards, restricted stock unit awards, performance share awards, other equity awards and cash incentive awards. No options or other awards have yet been granted under the 2019 Omnibus Plan, and will not be granted prior to stockholder approval of the 2019 Omnibus Plan. See “Executive
Compensation” below for information on awards previously made under the Westell Technologies, Inc. 2015 Omnibus Plan Plan (the "2015 Omnibus Plan").

The purposes of the 2019 Omnibus Plan are to enable the Company to attract and retain the best available directors and key employees and provide those directors and key employees with an additional incentive to promote the success and growth of the Company.

The 2019 Omnibus Plan will replace the 2015 Omnibus Plan. All outstanding awards under the 2015 Omnibus Plan immediately prior to stockholder approval of this plan will continue to be governed by their applicable terms and conditions. Any shares reserved for issuance under the 2015 Omnibus Plan that have not been granted or reserved for issuance under an outstanding award will be added to the share reserve for this plan as described below.

In response to current market compensation trends, the Board of Directors determined it was in the best interest of the Company to create a new incentive plan. The 2019 Omnibus Plan will continue to provide a means to compensate the Company’s directors, officers and key employees in a way that is performance-driven, because the value of many of the awards will depend on performance - either of our stock or our corporate performance.

The following summary of the 2019 Omnibus Plan is qualified by reference to the full text thereof, which is attached as Annex A to this proxy statement.  Capitalized terms not otherwise defined in this proposal have the meanings ascribed to them in the 2019 Omnibus Plan.

Plan and Award Limits

A total of 1,000,000 shares of Class A Common Stock ("Shares") plus the number of Shares reserved for issuance under the 2015 Omnibus Plan that have not been granted or reserved for issuance under an outstanding award (approximately 465,000 Shares, as of July 22, 2019) may be issued under the 2019 Omnibus Plan, all of which may be issued in the form of Incentive Stock Options. If any Award granted under this Plan or the 2015 Omnibus Plan is canceled, terminates, expires, or lapses for any reason, any Shares subject to such Award shall again be available for the grant of an Award under the 2019 Omnibus Plan. Shares subject to an Award shall not again be made available for issuance under the Plan if such Shares are: (a) Shares delivered to or withheld by the Company to pay the grant or purchase price of an Award, or (b) Shares delivered to or withheld by the Company to pay the withholding taxes related to an Award. Any Awards or portions thereof that are settled in cash and not in Shares shall not be counted against the foregoing Share limit. Subject to capitalization adjustments, Awards shall be subject to the following limits:

•	The maximum aggregate number of Shares for which RSUs, RSAs or PSUs may be granted to any Participant in any fiscal year shall be 175,000 Shares (this limit applies separately to each type of Award).

•	The maximum aggregate number of Shares for which Options or SARs may be granted to any Participant in any fiscal year shall be 350,000 Shares (this limit applies separately to each type of Award).

•
The maximum aggregate number of Shares that may be paid to any Participant in any fiscal year under an Award of Restricted Stock, Restricted Stock Units, Performance Shares or Other Stock Based Awards, in each case that are Performance-Based Compensation, shall be 350,000 Shares determined as of the date of payout (this limit applies separately to each type of Award).

•
The maximum aggregate amount that may be paid to any Participant for any fiscal year under an Award of Performance Units, Cash Incentive Awards or any other Award that is payable in cash, in each case that are Performance-Based Compensation, shall be $2,000,000 determined as of the date of payout (this limit applies separately to each type of Award).

If any stock dividend is declared upon the Shares, or if there is any stock split, stock distribution, or other recapitalization of the Company with respect to the Shares, resulting in a split or combination or exchange of Shares, the Administrator will make or provide for such adjustment in the number of and class of Shares that may be delivered under the Plan, and in the number and class of and/or price of Shares subject to outstanding Awards as it may, in its discretion, deem to be equitable. The 2019 Omnibus Plan will be administered by a designated Administrator. For the purposes of granting Awards to Company directors, this shall be the entire Board. For other purposes, however, the Administrator shall be the Compensation Committee of the Board.

Among other functions, the Administrator will have the authority:  (a) to select the persons to whom Awards may from time to time be granted hereunder (consistent with the eligibility conditions set forth in the 2019 Omnibus Plan); (b) grant Awards in such form and amount as it shall determine; (c) provide in an Award that vesting will be accelerated in the event of Participant’s death, disability or retirement, or a Change in Control or related event; (d) impose limitations, restrictions and conditions upon any Award; (e) continue vesting service for a Participant who terminates employment, but continues in a consulting role with the Company; (f) waive any restrictions, conditions or limitations imposed on an Award at the time the Award is granted or at any time thereafter, provided that the Administrator may not waive the vesting period of any Award or accelerate the vesting period of any Award except in the case of death, disability, retirement or a Change in Control; (g) modify, extend or renew any Award previously granted; (h) grant Substitute Awards to individuals in substitution for Awards previously granted by a predecessor or affiliated entity; and (i) permit Participants to elect to defer payments of Awards; provided that any such deferrals shall comply with applicable requirements of the Code, including Code Section 409A.

Subject to the express terms of the 2019 Omnibus Plan, all decisions made by the Administrator pursuant to the provisions of the 2019 Omnibus Plan will be final and binding on all persons, including the Company and Participants.  Neither the Board nor any individual director, or other individual acting on its behalf, will be liable for any good faith determination, act or omission in connection with the 2019 Omnibus Plan or any Award, and each shall be entitled to indemnification for losses arising or resulting therefrom.

Repricing and Cash-Outs Prohibited

Neither the Administrator nor any other person, directly or indirectly, may decrease the grant or purchase price for any outstanding Option or SAR granted under this Plan after the date of grant nor allow a Participant to surrender an outstanding Option or SAR granted under this Plan to the Company in exchange for cash, other Awards or an Option or SAR with an exercise price that is less than the exercise price of the original Option or SAR.

Eligibility

Non-employee directors and employees (as defined and determined by the Administrator) who provide services to the Company or its Affiliates are eligible to be granted Awards under the 2019 Omnibus Plan. As of July 22, 2019, there were approximately 120 employees and seven non-employee directors eligible for consideration to receive Awards under the 2019 Omnibus Plan.

Performance-Based Compensation and Performance Goals

The Administrator may grant Awards that are intended to provide compensation solely on account of the attainment of one or more pre-established, objective performance criteria. The vesting, level of payout, or value of performance-based compensation of such Awards will be based on the attainment of goals relating to one or more of the following business criteria measured on an absolute basis or in terms of growth or reduction: cash flow or cash flow per share; cash flow return on investment; cost; debt reductions; ratio of debt plus equity; profit before tax; economic profit; earnings before interest and taxes or earnings before interest, taxes, depreciation and amortization and adjusted versions of those or similar measures; operating earnings; economic value added; ratio of operating earnings to capital spending; free cash flow; net profit; net income (before or after taxes); operating margins, gross margins or cash margins; operating profit; reduction in costs; gross profits; return on capital; revenue; revenue performance, revenue growth or product revenue growth; net sales; sales growth; price of the Shares or other capital stock of the Company; return on net assets, equity or stockholders’ equity; market share; total return to stockholders; or implementation, completion or attainment of measureable objectives with respect to research, development, products or projects, acquisitions or divestitures, recruiting and maintaining personnel or any other criteria the Committee deems appropriate. The specific Performance Goals may be, on an absolute or relative basis, established based on one or more of the preceding business criteria with respect to the Company, any one or more Subsidiaries or other business units or product lines of the Company or a group of peer companies established by the Administrator. Performance targets shall be adjusted to mitigate the unbudgeted impact of material, unusual or nonrecurring gains and losses, accounting changes or other extraordinary events not foreseen at the time the targets were set unless the Administrator provides otherwise at the time of establishing the targets.

Award Types

Stock Options (“Options”)

Options may be awarded to non-employee directors of the Company and to key employees. Each Option will be designated at the time of the grant as either an Incentive Stock Option or a Non-Qualified Stock Option. The purchase price for a Share subject to an Option shall not be less than 100% of the fair market value of the Share on the grant date; provided, however, that if a Participant will beneficially own greater than 10% of the stock of the Company following the grant, the purchase price of an Incentive Stock Option shall not be less than 110% of the fair market value on the grant date. Each option shall be evidenced by an Award Agreement that shall specify, in additional to other information designated by the Administrator, the number of Options granted, the term of the Option (which may not exceed ten years) and such other provisions as the Administrator may determine. Except to the extent otherwise permitted by the Plan, no portion of the Option may be exercisable prior to the first anniversary of the Grant Date.

Stock Appreciation Rights (“SARs”)

SARs may be awarded to non-employee directors of the Company and to key employees. Each SAR will be evidenced by an Award Agreement that specifies the number of SARs granted, the grant price (which shall be not less than the fair market value of a Share of Company common stock on the grant date), the term of the SAR (which may not exceed ten years) , and such other provisions determined by the Administrator. Except to the extent otherwise permitted by the Plan, no portion of the SAR may be exercisable prior to the first anniversary of the Grant Date. Upon the exercise of SARs, the Participant is entitled to receive, in either cash and/or Shares (as determined by the Administrator), an amount determined by multiplying (a) the difference obtained by subtracting the grant price from the fair market value of a Share of Company common stock on the date of exercise, by (b) the number of SARs exercised.

Restricted Stock Awards (“RSAs”)

RSAs may be awarded to non-employee directors of the Company and to key employees. The Administrator shall determine the eligible persons to receive RSAs, the number of Shares to be covered by the Award, the time or times within which such Awards may be subject to forfeiture and any other terms and conditions the Administrator deems appropriate. RSA grants may be conditioned upon the attainment of Performance Goals, and are subject to forfeiture under terms dictated by the Administrator prior to the grant. An RSA that is based solely on the Participant's continued service will become vested and exercisable over the three-year period after the Grant Date, with 1/3 of the Award becoming vested one year after the Grant Date and an additional 1/3 becoming vested on the second and third anniversaries of the Grant Date; provided that the Administrator may determine, at the time of grant, that the RSA will become vested over a longer period of time. An RSA that becomes vested based upon the achievement of a Performance Goal shall not become vested prior to the first anniversary of the Grant Date.

Restricted Stock Unit Awards (“RSUs”)

RSUs may be awarded to non-employee directors of the Company and to key employees. Each RSU entitles a Participant to receive Shares of common stock or cash payments based upon the fair market value of Shares of common stock if conditions predetermined by the Administrator are satisfied. The Administrator shall determine the eligible persons to receive RSUs, the number of Shares to be covered by the Award, the time or times within which such Awards may be subject to forfeiture and any other terms and conditions. RSU grants may be conditioned upon the attainment of Performance Goals, and are subject to forfeiture under terms determined by the Administrator. An RSU that is based solely on the Participant's continued service will become vested and exercisable over the three-year period after the Grant Date, with 1/3 of the Award becoming vested one year after the Grant Date and an additional 1/3 becoming vested on the second and third anniversaries of the Grant Date; provided that the Administrator may determine, at the time of grant, that the RSU will become vested over a longer period of time. An RSU that becomes vested based upon the achievement of a Performance Goal shall not become vested prior to the first anniversary of the Grant Date.

Performance Share Awards (“PSAs”)

PSAs may be awarded to key employees of the Company. Each PSA entitles a Participant to receive Shares of common stock if conditions pre-determined by the Administrator are met. The Administrator shall determine the eligible persons to receive PSAs, the number of Shares to be covered by the Award, the time or times within which such Awards may be subject to forfeiture and any other terms and conditions. PSA grants may be conditioned upon the attainment of Performance Goals, and are subject to forfeiture under terms dictated by the Administrator.

Other Equity Awards

Other Equity Awards may be granted to non-employee directors of the Company and to key employees. These Awards may involve the transfer of actual Shares to Participants, or payment in cash or otherwise of amounts based on the value of Shares. Awards to non-employee directors may be granted with no minimum vesting period. Awards covering a maximum of 50,000 Shares per fiscal year may be granted to employees with no minimum vesting period or if having a vesting period, such acceleration terms as determined by the Administrator. Each Award shall be confirmed by, and be subject to the terms of, an Award Agreement identifying the restrictions applicable to the Award, if any.

Cash Incentive Awards (“CIAs”)

Cash Incentive Awards may be established either alone or in addition to other Awards for the benefit of key employees. The Administrator shall determine the employees to whom and the time or times at which CIAs shall be granted, and the conditions upon which such Awards will be paid. CIAs may be paid solely on account of the attainment of one or more pre-established, objective Performance Goals set by the Administrator.

Dividend Equivalent Units

The Company does not anticipate paying cash dividends in the foreseeable future. Nevertheless, to codify the Company’s current and intended practice, the Plan prohibits the issuance of dividends and dividend equivalents on stock options and SARs and prohibits the current payment of dividends or dividend equivalents on any Awards subject to performance-based vesting criteria until the applicable performance objectives have been achieved.

New Plan Benefits

Awards to directors and key employees under the Plan are determined by the Administrator in its discretion. As a result, it is not possible to determine the benefits and amounts that will be received by any individual participant or group of participants in the future. Because the 2019 Omnibus Plan has not yet been approved, there is no historical data to report. The option, restricted share and performance grants shown in the table below were made during the Company’s fiscal year ended March 31, 2019, pursuant to the 2015 Omnibus Plan for (i) our continuing Named Executive Officers (listed individually), (ii) to the Company’s employees who are executive officers (in the aggregate), (iii) to the Company’s non-employee directors (in the aggregate), and (iv) to the Company’s employees who are not executive officers (in the aggregate).

Name and Position	Dollar Value ($)(1)	Options (#)	Restricted Stock (#)	Restricted Stock Units (#)	Performance Stock Units (#)
Alfred S. John President and CEO	458,319	100,000	—	50,000	50,000
Thomas P. Minichiello Senior Vice President, CFO, Treasurer and Secretary	38,640	—	—	12,000	—
Jesse Swartwood Senior Vice President, Worldwide Sales	80,500	—	—	25,000	—
Current Executive Officers as a Group	577,459	100,000	—	87,000	50,000
Non-Executive Director Group	181,135	—	63,334	—	—
Non-Executive Officer Employee Group(2)	995,850	—	—	325,500	—
Total	1,754,444	100,000	63,334	412,500	50,000

(1) The dollar value reflects the value of the options, restricted stock and performance stock units and is computed in the same manner as used in the Summary Compensation Table below.

(2) Includes former employees and former executive officers.

Merger, Consolidation or Reorganization; Change in Control

In the event of a merger, consolidation or reorganization with any corporation in which the Company is not the surviving entity or its common stock ceases to be publicly traded, the Administrator shall either (a) act to protect Awards through substitution on an equitable basis of appropriate Shares of the surviving entity; or (b) cancel the Awards and cause the Company or corporation assuming the obligations of the Company to pay to the Participant (in the case of Options and SARs) a cash amount equal to the excess the value received by the holder of a Share of Company stock as a result of the event, over the exercise price of such Option or the grant price of a SARs, multiplied by the number of Shares subject to the Award; or (for Awards that are not Options or SARs), an amount of cash or stock based on the value of the property received by the holder of a Share of Company stock as a result of the event. In the event of a Change in Control, the Administrator may, in its discretion, cancel any outstanding Awards and make the payments referenced in (b) above.

Stockholder Rights

A Participant has no rights to vote any Shares covered by an Award until he or she has become the holder of record of such Share(s).

Transferability

Except as permitted by the 2019 Omnibus Plan or an Award Agreement, an Award may not be sold, transferred, pledged, assigned or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution, prior to vesting (or exercise in the case of Options and SARs).

Amendment, Modification and Term of Plan

The Board may amend, modify, suspend, or terminate the 2019 Omnibus Plan at any time.  However, except as otherwise provided in the 2019 Omnibus Plan, no amendment, alteration or discontinuation will be made which would impair the rights of a Participant with respect to an Award without that Participant’s consent. The 2019 Omnibus Plan will be effective as of the date of stockholder approval and will continue in effect until the earliest of (a) the date on which it is terminated by the Board or (b) the date on which no Shares remain available for issuance under the 2019 Omnibus Plan; provided, however, that Awards granted prior to the 2019 Omnibus Plan’s termination may extend beyond that termination.

Withholding

The Company shall have the power to deduct or withhold, or require a Participant to remit to the Company, an amount sufficient to satisfy Federal, state and local taxes (such as FICA obligations). For withholding required with respect to any taxable event arising or as a result of the 2019 Omnibus Plan, the Administrator may permit a Participant to satisfy withholding, in whole or in part, by having the Company withhold Shares having a fair market value on the date the tax is to be determined up to a value equal to the maximum statutory total tax that could be imposed; provided that the Fair Market Value of the Shares withheld may not exceed the minimum statutory tax obligation without the Administrator's consent.

Certain Federal Income Tax Consequences

As amended by Tax Reform, Section 162(m) generally limits the corporate tax deduction for compensation paid to Westell's chief executive officer, chief financial officer and top three other highest paid executives to $1.0 million per executive per year, including years following termination of employment. However, under Section 162(m), as in effect immediately prior the enactment of Tax Reform, "performance-based" compensation meeting certain requirements was not counted against the $1.0 million deduction limit and remained fully deductible for tax purposes. These requirements include the obligation that the compensation be paid solely on account of the attainment of one or more pre-established, objective performance goals. Further, under Section 162(m) as in effect immediately prior to the enactment of the Tax Reform, Westell's chief financial officer was not subject to the $1.0 million deduction limit and the limit generally did not apply to compensation paid following termination of employment.

The following is a brief summary of the Company’s understanding of the principal income tax consequences under the Code of grants or awards made under the Plan based upon the applicable provisions of the Code in effect on the date hereof.

Nonqualified Stock Options (“NSOs”)

An optionee will not recognize taxable income at the time an NSO is granted.  Upon exercise of the NSO, an optionee will recognize compensation income in an amount equal to the difference between the exercise price and the fair market value of the Shares on the date of exercise.  The amount of such difference will be a deductible expense to the Company for tax purposes.  On a subsequent sale or exchange of Shares acquired pursuant to the exercise of an NSO, the optionee will recognize a taxable gain or loss, measured by the difference between the amount realized on the disposition and the tax basis of such Shares.  The tax basis will, in general, be the amount paid for the Shares plus the amount treated as compensation income at the time the Shares were acquired pursuant to the exercise of the option.

Incentive Stock Options (“ISOs”)

Neither the grant nor exercise of an ISO will generally have any federal income tax consequences for an optionee. The amount by which the fair market value of the Shares acquired upon the exercise of an ISO exceeds the option price as of the date of exercise, however, is an item of “tax preference” for purposes of computing the alternative minimum tax on individuals. If an optionee has held the Shares acquired on the exercise of an ISO for at least two years from the date of the grant of the option and at least one year from the date of exercise, the optionee will recognize taxable long-term capital gain or loss upon a subsequent disposition of the Shares. In such circumstances, no deduction would be allowed to the Company for federal income tax purposes in connection with the grant or exercise of the option or the transfer of Shares acquired upon such exercise. If, however, the optionee disposes of his or her Shares within the holding periods described above, (i) the optionee will recognize ordinary income in an amount equal to the difference between the fair market value of such Shares on the date of exercise and the option price, provided that, if the disposition is a sale or exchange with respect to which a loss (if sustained) would be recognized by the optionee and the amount realized from such sale or exchange is less than the fair market value on the exercise date, then the ordinary income will be limited to the excess of the amount realized upon the sale or exchange of the Shares over the option price; (ii) the Company will be entitled to a deduction for such year in the amount of the ordinary income so recognized; and (iii) the optionee will recognize capital gain or loss, as the case may be, in an amount equal to the difference between the amount realized upon such sale or exchange of the Shares and the sum of the option price plus the amount of ordinary income, if any, recognized upon such disposition.

Stock Appreciation Rights

A Participant will not recognize taxable income at the time an SAR is granted.  Upon exercise of the SAR, the Participant will recognize compensation income in an amount equal to the difference between the exercise price and the fair market value of the Shares on the date of exercise.  The amount of such difference will be a deductible expense to the Company for tax purposes.  On a subsequent sale or exchange of Shares acquired pursuant to the exercise of an SAR, the Participant will recognize a taxable gain or loss, measured by the difference between the amount realized on the disposition and the tax basis of such Shares.  The tax basis will, in general, be the fair market value of the Shares on the date the Shares were acquired pursuant to the exercise of the SAR.

Restricted Stock

A Participant will not recognize income at the time an award of restricted stock is made under the 2019 Omnibus Plan, unless the Participant makes the election described below.  However, a Participant who has not made the election will recognize ordinary income at the time the restrictions on the common stock lapse.  The ordinary income recognized will be in an amount equal to the fair market value of the restricted stock at such time.  A Participant may elect, under Section 83(b) of the Code, within 30 days of the stock grant to recognize taxable ordinary income on the date of grant equal to the excess of the fair market value of the Shares (determined without regard to the restrictions) on such date over the amount, if any, paid for such Shares.  The Company will generally be entitled to a deduction equal to the amount that is taxable as ordinary income to the Participant in the year that such income is taxable.  The holding period to determine whether the Participant has long-term or short-term capital gain or loss on a subsequent sale of the stock generally begins when the restriction period expires and the tax basis for such Shares will generally be based on the fair market value of the Shares on such date.  However, if the Participant has made an election under Section 83(b), the holding period will commence on the date of grant and the tax basis will be equal to the fair market value of Shares on such date (determined without regard to the restrictions).

Restricted Stock Units; Performance Share Awards

An individual who has been granted RSUs or PSAs will not recognize taxable income until the applicable award cycle expires and the individual is in receipt of the stock distributed in payment of the Award, at which time such individual will realize compensation income equal to the full fair market value of the Shares delivered.  The Company is generally entitled to an income tax deduction for any compensation income taxed to the Participant.

Cash Incentive Awards

A Participant will recognize taxable income upon payment of a Cash Incentive Award and the payment will be a deductible expense to the Company for tax purposes.

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR THE APPROVAL OF THE WESTELL TECHNOLOGIES, INC. 2019 OMNIBUS INCENTIVE COMPENSATION PLAN.

PROPOSAL NO. 3:
RATIFICATION OF THE SELECTION OF INDEPENDENT AUDITORS

The Audit Committee has appointed Grant Thornton LLP, an independent registered public accounting firm, as auditors for the fiscal year ending March 31, 2020 (“fiscal year 2020”). The Board of Directors and the Audit Committee recommend that stockholders ratify the appointment of Grant Thornton. Although we are not required to do so, the Company believes that it is appropriate to request that stockholders ratify the appointment of Grant Thornton as our independent auditors for fiscal year 2020. If stockholders do not ratify the appointment, the Audit Committee will investigate the reasons for the stockholders’ rejection and reconsider the appointment. Representatives of Grant Thornton will attend the Annual Meeting, will be given the opportunity to make a statement, and will be available to respond to appropriate questions.

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR THE RATIFICATION OF THE SELECTION OF GRANT THORNTON LLP AS OUR INDEPENDENT AUDITORS FOR THE FISCAL YEAR ENDING MARCH 31, 2020.

PROPOSAL NO. 4:
ADVISORY VOTE TO APPROVE EXECUTIVE COMPENSATION

Pursuant to the requirements of Section 14A(a)(1) of the Securities Exchange Act of 1934, as amended, the Company is required to submit a proposal to its stockholders for a non-binding advisory vote to approve the compensation of the Company’s NEOs, as disclosed in this Proxy Statement. This proposal, commonly known as a “Say-on-Pay” proposal, gives stockholders the opportunity to express their views on the compensation of our NEOs. This vote is not intended to address any specific item of compensation, but rather the overall compensation of our named executive officers and the principles, policies and practices described in this Proxy Statement.
The guiding principles of the Company’s compensation policies and decisions seek to align each executive’s compensation with the Company’s business strategy and the interests of our stockholders while providing incentives to attract, motivate and retain key executives who are important to our long-term success. We structure our programs to discourage excessive risk-taking through a balanced use of compensation vehicles and metrics with a broad goal of delivering sustained growth in long-term stockholder value. Consistent with this philosophy, a significant portion of the total compensation for each of our executives is performance-based and tied directly to the achievement of defined goals, with short-term and long-term compensation provided in cash and forms of equity. The Compensation Committee has full discretion to reduce final payouts for incentive cash compensation. The Compensation Committee and the Board of Directors believe that our compensation design and practices are effective in helping us to achieve our strategic goals.
Accordingly, the Board of Directors recommends that stockholders support the compensation of our NEOs as disclosed in the Compensation Discussion and Analysis, compensation tables and narrative discussion contained in this proxy statement by approving the following advisory resolution:
“RESOLVED, that the compensation paid to the Company’s named executive officers, as disclosed pursuant to Item 402 of Regulation S-K, including the compensation tables and narrative discussion, is hereby APPROVED.”
Although the say-on-pay vote is advisory and not binding, the Board of Directors and the Compensation Committee
will consider our stockholders’ perspectives and will evaluate whether any actions are necessary to address those perspectives. Consistent with past preferences express by stockholders, we have determined that we should vote on a say-on-pay proposal annually.
OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR THE APPROVAL, ON AN ADVISORY BASIS, OF THE COMPENSATION OF THE COMPANY’S NAMED EXECUTIVE OFFICERS.

CORPORATE GOVERNANCE

Board Leadership Structure and Risk Oversight
The Board believes that its collective experience, knowledge of the Company and familiarity with the industries in which the Company operates, among other things, places the Board in the most favorable position to determine the optimal leadership structure for the Company. The Board does not have a formal policy regarding the separation of the roles of the Chairman of the Board and Chief Executive Officer (“CEO”), as the Board believes it is in the best interest of the Company to make that determination based on the position and direction of the Company and the membership of the Board. In September 2017, Mr. Kirk R. Brannock was appointed as the non-executive Chairman. Mr. Brannock continued in his role of Chairman of the Board while serving as the Company's interim President and Chief Executive Officer from November 2017 through May 2018. Effective May 21, 2018, the Board of Directors selected Alfred S. John as the Company's President and CEO. Mr. John succeeded Kirk Brannock, who retained the role of Chairman of the Board of Directors. During the term of the interim service of Mr. Brannock, the Board did not appoint a lead independent director given the interim nature of Mr. Brannock's role as President and CEO. The duties of the non-executive Chair include, among others: chairing meetings of the Board and executive sessions, meeting periodically with the CEO and consulting as necessary with management on current significant issues facing the Company; and facilitating effective communication among the CEO and all members of the Board.
The Board, as a whole and through its committees, has responsibility for the oversight of risk management. The Company’s officers are responsible for the day-to-day management of the material risks faced by the Company, including the identification of risks, assessment of economic consequences and tradeoffs, and plans and processes for management or mitigation of risk, as appropriate. In its oversight role, the Board is responsible for assuring that risk management processes designed and implemented by management are adequate and functioning as designed. The Company strategies for each business unit identify key risks and uncertainties that are reviewed by the Board at least annually, and the Board of Directors receives regular updates from management regarding the status of key risks facing the Company.
In addition to the role of the full Board, committees of the Board each oversee certain aspects of risk management. The Audit Committee oversees risk management related to financial and financial reporting matters, including the Company’s system of internal controls. The Compensation Committee oversees risks related to compensation policies and practices. The Corporate Governance and Nominating Committee is responsible for overseeing risks related to corporate governance matters and the director nomination process.
Board Committees
During fiscal year 2019, the Board of Directors had a standing Audit Committee, a Compensation Committee, and a Corporate Governance and Nominating Committee.
The members of the committees since the beginning of fiscal year 2019 are identified in the following table:

Director	Audit	Compensation	Corporate Governance and Nominating
Kirk R. Brannock			Member (1)
Scott C. Chandler	Member (2)	Member (2)	Member (2)
Timothy L. Duitsman		Member (3)
Robert W. Foskett			Member
Dennis O. Harris (4)	Member	Chair	Member
Robert C. Penny III			Chair
Cary B. Wood	Member	Member/Chair (5)
Mark A. Zorko	Chair	Member

(1)	Effective September 11, 2018, Mr. Brannock was appointed as a Member of the Corporate Governance and Nominating Committee.

(2)	Effective September 11, 2018, Mr. Chandler was appointed as a Member of the Audit, Compensation, and Corporate Governance and Nominating Committees.

(3)	Effective June 18, 2019, Mr. Duitsman was appointed as a Member of the Compensation Committee.

(4)	The term of Mr. Harris expired at the 2018 Annual Meeting on September 11, 2018.

(5)	Effective September 11, 2018, Mr. Wood was appointed as the Chair of the Compensation Committee.
The Board of Directors held thirteen meetings during fiscal year 2019. Each director attended at least 75% of the aggregate number of meetings held by the Board of Directors and of meetings of Board committees on which he served in fiscal year 2019, except Robert C. Penny III. Following the regularly scheduled Board meeting sessions, the non-employee independent directors routinely conduct separate executive sessions. The Board is authorized to directly engage outside consultants and legal counsel to assist and advise them, as needed.
The Audit Committee
The Audit Committee met eight times in fiscal year 2019. The Audit Committee is a separately designated committee of the Board, established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934. The Audit Committee has direct responsibility for appointing, compensating, retaining and overseeing the work of any independent auditors. The Committee also is responsible for reviewing the plan and scope of the annual audit, reviewing our audit functions and systems of control, reviewing and pre-approving audit and permissible non-audit services, reporting to the full Board of Directors regarding all of the foregoing and carrying out the other responsibilities set forth in its charter. The Board of Directors has determined that Messrs. Chandler, Wood and Zorko are each an “audit committee financial expert,” as that term is defined in the SEC rules adopted pursuant to the Sarbanes-Oxley Act. The Board of Directors has determined that each current member of the Audit Committee is independent as defined in the NASDAQ listing standards. The Audit Committee charter is available in the corporate governance section under Investors on our website at www.westell.com.
The Compensation Committee
The Compensation Committee met nine times in fiscal year 2019. In carrying out the Company’s compensation activities, the Compensation Committee is responsible for, among other things, evaluating and setting the compensation for our CEO. Company management is responsible for recommending to the committee the amount of compensation of our other executive officers. On an annual basis, the Compensation Committee approves executive compensation by evaluating base salary, benefits, annual incentive compensation (the “Incentive Plan”) and long-term equity-based incentives. The committee reviews recommendations regarding other executive officers and has the authority to approve or revise such recommendations.  The CEO and other members of management do not participate in deliberations relating to their own compensation.  Under its charter, the Compensation Committee may form and delegate authority to subcommittees as it deems appropriate. For fiscal year 2019, the Compensation Committee reviewed and approved all elements of the compensation packages for each of the

Company’s executive officers.
The Compensation Committee has the authority under its charter to hire and pay a fee to consultants and other advisors. As described below in this proxy statement, the services of an independent compensation consultant were used to assist the Compensation Committee in evaluating the Company’s compensation structure and levels and in establishing the Company’s compensation goals and objectives for fiscal year 2019. The Compensation Committee also reviews director compensation with its compensation consultant and has the responsibility for recommending to the Board the level and form of compensation and benefits for directors. The Board of Directors has determined that each of the members, who served on the Compensation Committee in fiscal year 2019, is independent as defined in the NASDAQ listing standards. The Compensation Committee charter is available in the corporate governance section under Investors on our website at www.westell.com.
The Corporate Governance and Nominating Committee
The Corporate Governance and Nominating Committee, which met three times in fiscal year 2019, is responsible for developing the criteria and qualifications for membership on the Board, reviewing and making recommendations to the Board as to whether existing directors should stand for re-election, considering, screening and recommending candidates to fill new or open positions on the Board, recommending Director nominees for approval by the Board and the stockholders, recommending Director nominees for each of the Board’s committees, reviewing candidates recommended by stockholders, and conducting appropriate inquiries into the backgrounds and qualifications of possible candidates. The Corporate Governance and Nominating Committee has the authority under its charter to hire and pay a fee to consultants or search firms to assist in the process of identifying and evaluating director candidates. The Corporate Governance and Nominating Committee charter is available in the corporate governance section under Investors on our website at www.westell.com.
Risk Management
Westell management, the Compensation Committee and the Board of Directors view compensation practices as an important element of Enterprise Risk Management.  It is our intention to create incentive structures that reward longer-term, sustainable growth on a profitable basis and that do not encourage inappropriate risk trade-offs and behaviors.  Additionally, we view compensation as an important element in mitigating risks of losing key executives and employees and the concomitant loss of talent and skill required to operate the business.
Director Nominations
The Corporate Governance and Nominating Committee considers many factors when considering candidates for the Board of Directors and strives for the Board to be comprised of Directors who have a variety of complementary experiences and backgrounds and who represent the broad interests of stockholders as a whole.
Important individual factors for Board members and candidates include strength of character, mature judgment, specialized expertise, relevant technical skills, diversity, appropriate education, broad-based business acumen, and a solid understanding of policy setting and strategy assessment. Depending upon the needs of the Board of Directors from time-to-time, certain factors may be weighed more or less heavily by the Corporate Governance and Nominating Committee.
In considering candidates for the Board of Directors, the Corporate Governance and Nominating Committee considers the entirety of each candidate’s credentials and does not have any specific minimum qualifications that must be met by a recommended nominee. However, the Corporate Governance and Nominating Committee believes that members of the Board of Directors should have high ethical and moral standards, experience and expertise that are relevant to the business, knowledge or interest in our business’ industries and technologies, and sufficient time to devote to Board matters. In addition, the Corporate Governance and Nominating Committee considers independence and whether any candidate has potential conflicts of interest or special interests that could impair his or her ability to effectively represent the interests of all stockholders. In the case of Directors being considered for renomination, the Corporate Governance and Nominating Committee will also take into account the Director’s history of attendance at meetings of the Board of Directors or its committees, the Director’s tenure as a member of the Board of Directors, and the Director’s preparation for and contribution to such meetings. In the case of potential nominees, the Corporate Governance and Nominating Committee also considers the individual committee needs and may evaluate candidates in light of requirements and qualifications applicable to each committee, including SEC, stock exchange and other applicable requirements.
Although there is no formal diversity policy, the Corporate Governance and Nominating Committee also considers the diversity of the candidates, and of the Board of Directors as a whole, based on factors such as business and personal background, and potential contributions to the Board of Directors. The Committee and the Board attempt to ensure that the Board of Directors is comprised of individuals with experience in both complementary and differentiated industries, and representing a variety of disciplines, in order to bring diverse business experience, knowledge and perspectives to the Board of Directors.
Mr. Duitsman, a nominee for election as a Director, was initially identified as a director candidate based on his industry experience and knowledge of bringing new products to market by Westell's Chairman of the Board.

Stockholders who wish to suggest qualified candidates should write to the Secretary, Westell Technologies, Inc., 750 North Commons Drive, Aurora, Illinois 60504, specifying the name of any candidates and stating in detail the qualifications of such persons for consideration by the Corporate Governance and Nominating Committee. A written statement from the candidate consenting to be named as a candidate and, if nominated and elected, to serve as a director should accompany any such recommendation. Stockholders who wish to nominate a director for election at an annual meeting of the stockholders must comply with our bylaws regarding stockholder proposals and nominations. See “Proposals of Stockholders” contained herein.
Attendance at Annual Stockholder Meetings
The Company expects all Board members to attend the annual meeting of stockholders, but from time to time, other commitments may prevent a Director from attending the meeting. All six directors serving at that time attended the most recent annual meeting of stockholders, which was held on September 11, 2018.
Director Independence
In general, the Board determines whether a board member is independent by following the corporate governance rules of the NASDAQ Capital Stock Market (“NASDAQ”) and the applicable rules of the Securities and Exchange Commission (“SEC”). Our Board of Directors has determined that each of Messrs. Chandler, Duitsman, Foskett, Penny, Wood and Zorko are “independent” under the NASDAQ and SEC rules. The Board of Directors no longer considers Mr. Brannock to be independent based upon the NASDAQ interpretation which precludes a director from being independent after serving as interim CEO for more than one (1) year. However, the Board of Directors concludes that this relationship has not interfered with Mr. Brannock’s exercise of independent judgment in carrying out his responsibilities as a director, and is helpful. In making independence determinations, the Board also considered the registration rights with respect to the shares of common stock held in the Voting Trust that we have granted to Robert C. Penny III, Robert W. Foskett, and Patrick J. McDonough, Jr., as Trustees of the Voting Trust.
Communications with Directors
The Board of Directors has established a process for stockholders to communicate with members of the Board. If a stockholder has any concern, question or complaint regarding any accounting, auditing or internal controls matters, as well as any issues arising under Westell’s Code of Business Conduct or other matters that he or she wishes to communicate to Westell’s Audit Committee or Board of Directors, the stockholder can reach the Westell Board of Directors by mail at Westell Technologies, Inc., Board of Directors, 750 North Commons Drive, Aurora, Illinois 60504. From time to time, the Board of Directors may change the process that stockholders may communicate to the Board of Directors or its members. Please refer to our website at www.westell.com for any changes in this process.
Executive Officers
The following sets forth certain information with respect to our current executive officers.

Name	Age	Position
Alfred S. John	60	President and Chief Executive Officer
Thomas P. Minichiello	60	Senior Vice President, Chief Financial Officer, Treasurer and Secretary
Jesse Swartwood	45	Senior Vice President, Worldwide Sales

Alfred S. John – Alfred S. John has served as President and Chief Executive Officer since May 21, 2018.  Prior to joining Westell, Mr. John served as Executive Vice President of Technology and Operations of Rise Broadband, a provider of fixed wireless services, until 2018. Mr. John started at Rise Broadband in 2015 as the Senior Vice President and General Manager of the Commercial Business Unit. Mr. John previously served as Senior Vice President and Chief Revenue Officer of UNSi, Inc., a next generation voice and data carrier, from 2012 to 2014, and President and CEO of Cheetah Technologies from 2009 to 2012 and American Broadband from 2002 to 2008. Mr. John was also previously in senior management roles at Charter Business Networks and Charter Communications.

Thomas P. Minichiello – Thomas P. Minichiello has served as Senior Vice President and Chief Financial Officer since July 2013 and as Treasurer and Secretary since September 2013. Mr. Minichiello came to Westell from Tellabs, where from 2001 to 2013 he served in various roles, including interim Chief Financial Officer, Vice President of Finance and Chief Accounting Officer, Vice President of Financial Operations, Vice President of Finance for North America, Director of Finance for Tellabs' product divisions, and Controller for the optical networking group. Prior to Tellabs, Mr. Minichiello served in various leadership roles at Andrew Corporation, Phelps Dodge, Otis Elevator, and United Technologies. Mr. Minichiello began his career in the finance organization at Sterling Drug. Mr. Minichiello serves as a Board Member for Sports Field Holding, Inc. (SFHI). Mr. Minichiello holds a Master of Business Administration in Entrepreneurship and Operations Management from DePaul University, a Master of Science in Accounting from the University of Hartford, and a Bachelor of Arts in Economics from Villanova University. Additionally, Mr. Minichiello is a Certified Public Accountant.

Jesse Swartwood - Jesse Swartwood joined Westell in 2005, in connection with the acquisition of HyperEdge, a manufacturer of network service access products, as Regional Sales Vice President with responsibility for the AT&T account and assumed the role of Senior Vice President, Worldwide Sales, in September 2016, and became an executive officer effective January 1, 2017. During his tenure at Westell, Mr. Swartwood served in a number of roles including Vice President, North American Sales. From 1996 to 2005, Mr. Swartwood held various positions including Director and Vice President of Sales at HyperEdge. Mr. Swartwood earned a Bachelor of Arts in Telecom Management from DeVry University and a Bachelor of Arts in Economics and Management and a Bachelor of Arts in Sociology from Beloit College.

Code of Business Conduct
We have adopted a Code of Business Conduct within the meaning of Item 406(b) of Regulation S-K. This Code of Business Conduct applies to all of our directors, officers (including the principal executive officer, the principal financial officer, principal accounting officer and any person performing similar functions) and employees. A copy of this Code of Business Conduct is available on our website and we intend to satisfy the disclosure requirement under Item 5.05 of Form 8-K by posting it on our website (www.westell.com) within four business days after the respective dates of any amendments to, or waivers from, our Code of Business Conduct applicable to our principal executive officer, principal financial officer, principal accounting officer and any person performing similar functions. Copies of the Code of Business Conduct will be provided free of charge upon a written request directed to the Secretary of the Company at the address of the principal executive offices.

OWNERSHIP OF THE CAPITAL STOCK OF THE COMPANY

Directors and Executive Officers
The following table sets forth the beneficial ownership (and the percentages of outstanding shares represented by such beneficial ownership) as of June 30, 2019, of (i) each director and nominee for director, (ii) the individuals named in the “Summary Compensation Table” contained in this proxy statement (the “named executive officers” or “NEOs”) and (iii) all current directors and executive officers as a group. Except as otherwise indicated, we believe that the beneficial owners of the common stock listed below, based on information provided by such owners, have sole investment and voting power with respect to such shares, subject to community property laws where applicable. Persons, who have the power to vote or dispose of common stock of the Company, either alone or jointly with others, are deemed to be beneficial owners of such common stock.

Name	Number of Class A Shares(1)(2)(3)		Number of Class B Shares (3)		Percent of Class A Common Stock(4)	Percent of Class B Common Stock(4)	Percent of Total Voting Power(4)
Kirk R. Brannock	169,140	(5)	—		1.4%	—	*
Scott C. Chandler	12,639		—		*	—	*
Timothy L. Duitsman	2,500		—		*	—	*
Robert W. Foskett	43,620		3,484,287	(6) (7)	*	100.0%	53.8%
Robert C. Penny III	34,870		3,237,878	(7)	*	92.9%	49.9%
Cary B. Wood	24,870		—		*	—	*
Mark A. Zorko	24,870		—		*	—	*
Alfred S. John	48,846		—		*	—	*
Thomas P. Minichiello	239,674	(8)	—		2.0%	—	*
Jesse Swartwood	67,880		—		*	—	*
All Current Directors and Executive Officers as a group (10 Persons)	668,909		3,484,287		5.5%	100.0%	56.2%
_________________
* Less than 1%.

(1)
Includes options to purchase shares that are exercisable within 60 days of June 30, 2019, as follows: Mr. John: 33,333 shares; Mr. Minichiello: 100,625 shares; Mr. Swartwood 28,750 shares; and all current directors and executive officers as a group: 162,708 shares.

(2)
Includes unvested restricted stock awards where the holder has voting rights but not dispositive rights as follows: Mr. Brannock; 10,139 shares; Mr. Chandler: 12,639 shares; Mr. Duitsman 2,500 shares; Mr. Foskett: 10,139 shares; Mr. Penny: 10,139 shares; Mr. Wood: 10,139 shares; Mr. Zorko 10,139 shares; and all current directors and executive officers as a group: 65,834 shares.

(3)
Class A Common Stock is freely transferable and Class B Common Stock is transferable only to certain transferees but is convertible into Class A Common Stock on a share-for-share basis. Holders of Class A Common Stock have one vote per share and holders of Class B Common Stock have four votes per share.

(4)	Percentage of beneficial ownership and voting power is based on 12,073,010 shares of Class A Common Stock and 3,484,287 shares of Class B Common Stock outstanding as of June 30, 2019.

(5)	103,020 shares are held by Revocable Trust.

(6)
Includes 246,409 shares held in trust for the benefit of Mr. Penny’s children for which Mr. Foskett is trustee and has sole voting and dispositive power. Mr. Foskett disclaims beneficial ownership of these shares.

(7)
Includes 3,237,878 shares of Class B Common Stock held in the Voting Trust Agreement dated February 23, 1994, as amended (the “Voting Trust”), among Robert C. Penny III and certain members of the Penny family. Mr. Penny, Mr. Foskett, and Mr. Patrick J. McDonough, Jr. are co-trustees and have joint voting and dispositive power over all shares in the Voting Trust. Messrs. Penny, Foskett and McDonough each disclaim beneficial ownership with respect to all shares held in the Voting Trust in which they do not have a pecuniary interest. For additional information on the Voting Trust, see the Schedule 13D/A filed with the SEC on May 5, 2015. The Voting Trust contains 953,208 shares held for the benefit of Mr. Penny and 120,656 shares held for the benefit of Mr. Foskett. The address for Messrs. Penny, Foskett and McDonough is Robert W. Foskett, 1035 Pearl St. #400, Boulder, Colorado 80302.

(8)	5,000 shares are held by IRA.

Certain Stockholders
The following table sets forth certain information with respect to each person known by us to be the beneficial owner of five percent or more of either class of the Company’s outstanding common stock, other than Messrs. Penny, Foskett and McDonough whose information is set forth above. The content of this table is based upon the most current information contained in Schedules 13D or 13G filings with the SEC, unless more recent information was obtained.

Name and Address of Beneficial Owner	Number of Class A Shares(2)	Number of Class B Shares(2)	Percent of Class A Common Stock	Percent of Class B Common Stock	Percent of Total Voting Power(3)
Renaissance Technologies LLC (1) 800 Third Avenue New York, NY 10022	949,596	—	7.9%	—	3.7%
David C. Hoeft 555 California Street, 40th Floor San Francisco, CA 94104	959,033	—	7.9%	—	3.7%

(1)
In its capacity as an investment manager, the beneficial owner may be deemed to beneficially own the shares of Class A Common Stock listed in the table. The shares listed in the table are held by the beneficial owner for its own account or for the account of its clients.

(2)
Class A Common Stock is freely transferable and Class B Common Stock is transferable only to certain transferees but is convertible into Class A Common Stock on a share-for-share basis. Holders of Class A Common Stock have one vote per share and holders of Class B Common Stock have four votes per share.

(3)	Percentage of beneficial ownership and voting power is based on 12,073,010 shares of Class A Common Stock and 3,484,287 shares of Class B Common Stock outstanding as of June 30, 2019.
Executive Stock Retention Guidelines/Policy Regarding Pledging and Hedging Shares
The Company has stock retention guidelines applicable to executive officers and directors (the "Covered Individuals"). The Covered Individuals are expected to hold 67% of the shares remaining after payment of the option price and taxes owed upon exercise and/or hold 67% of newly vested shares of restricted stock (or restricted stock units) after the payment of applicable taxes, in each case, for a minimum period of one (1) year following such exercise or vesting. The guidelines provide for certain hardship exceptions.
Our executive officers and directors are prohibited from engaging in hedging transactions. Additionally, our executive officers and directors may not hold Common Stock in a margin account or pledge Common Stock as collateral for a loan, except in very limited circumstances in which the compliance officers for the Company’s trading policies are confident that sufficient other assets are available to satisfy the loan and that the likelihood of the pledged shares being sold is negligible.

SUMMARY COMPENSATION TABLE

The table below summarizes the total compensation earned by each of our NEOs for each of the fiscal years listed.

Name & Principal Position	Year	Salary ($)		Bonus ($)	Stock Awards ($)(1)		Option Awards ($)(1)	Non-Equity Incentive Plan Compensation ($)		All Other Compensation ($)(2)	Total ($)
Alfred S. John President and CEO	2019	294,231	(3)	—	314,000		144,319	—		21,489	774,039
Kirk R. Brannock Former Interim President and CEO	2019	94,077	(4)	—	28,998	(5)	—	—		—	123,075
	2018	226,048	(6)	—	332,186	(7)	—	—		500	558,734
Thomas P. Minichiello Senior Vice President, CFO, Treasurer and Secretary	2019	300,000		—	38,640		—	11,800	(8)	500	350,940
	2018	300,000		—	52,500		—	144,000	(9)	1,000	497,500
Jesse Swartwood Senior Vice President, Worldwide Sales	2019	216,346		—	80,500		—	7,260	(8)	500	304,606
	2018	200,000		—	56,000		—	88,000	(9)	1,000	345,000

(1)
Represents the fair value of the award on the grant date, computed in accordance with ASC 718. A discussion of the assumptions used in calculation of these values may be found in footnote 8 to our audited financial statements of the Company’s 2019 Annual Report on Form 10-K filed with the Securities and Exchange Commission on May 31, 2019, which accompanies this Proxy Statement. For awards containing a performance-based vesting condition, the value reported in the table above reflects the grant date probable outcome of the performance condition, which assumes earning 100% of the targeted amount. In fiscal year 2019, Mr. John earned 5,000 shares or 10% of the targeted amount.

(2)	All other compensation consists of Company 401(k) match, and in fiscal year 2019 for Mr. John $20,489 for relocation and temporary housing.

(3)	Represents Mr. John’s salary ($340,000 per annum) from May 21, 2018, through March 31, 2019.

(4)	Represents Mr. Brannock’s salary ($340,000 per annum) from April 1, 2018, through May 21, 2018. Also, includes $48,308 of Board fees.

(5)	Represents a restricted stock award for services as a Director.

(6)	Represents Mr. Brannock’s salary ($340,000 per annum) from April 1, 2017, through July 17, 2017, and from October 16, 2017, through March 31, 2018. Also, includes $12,021 of Board fees.

(7)	Includes $36,448 for a restricted stock award for services as a Director.

(8)
The bonus plan is a performance-based plan that provides for cash-based awards tied to the achievement of our quarterly and annual financial objectives. For fiscal 2019, the cash bonus payouts were based on revenue and non-GAAP operating profit results as compared to plan targets. The actual amount paid was 6.6% of the NEO’s target bonus.

(9)
The bonus plan is a performance-based plan that provides for cash-based awards tied to the achievement of our quarterly and annual financial objectives. For fiscal 2018, the cash bonus payouts were based on non-GAAP operating profit results as compared to plan targets. The actual amount paid was 80% of the NEO’s target bonus.

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END

The table below includes certain information with respect to outstanding equity awards held by each of the NEOs as of March 31, 2019.

	Option Awards					Stock Awards
Name	Number of Securities Underlying Unexercised Options Exercisable (#)	Number of Securities Underlying Unexercised Options Unexercisable (#)		Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock that Have Not Vested (#)		Market Value of Shares or Units of Stock that Have Not Vested ($) (1)
Alfred S. John	—	100,000	(2)	3.14	05/21/2025
						50,000	(3)	102,000
						5,000	(4)	10,200
Kirk R. Brannock						10,139	(5)	20,684
Thomas P. Minichiello	22,500	—		10.22	07/17/2020
	28,125	9,375	(6)	4.74	05/01/2022
	27,083	13,542	(7)	4.64	04/01/2023
						9,375	(8)	19,125
						13,542	(9)	27,626
						12,500	(10)	25,500
						12,000	(11)	24,480
Jesse Swartwood	3,750	—		4.70	09/18/2022
	25,000	12,500	(12)	2.16	09/06/2023
						8,334	(13)	17,001
						13,334	(10)	27,201
						25,000	(11)	51,000

(1)
The market value is calculated by multiplying the number of shares that have not vested by $2.04, the closing price of the Class A Common Stock as of March 29, 2019, the last trading day before March 31, 2019.

(2)	Non-qualified stock option award vests in equal annual installments of 33% per year commencing on May 21, 2019.

(3)	Restricted stock unit award vests in equal annual installments of 33% per year commencing on May 21, 2019.

(4)
Consists of earned, but unvested performance-based restricted stock unit awards ("PSUs") granted, in fiscal year 2019 pursuant to the 2015 Omnibus Plan. The number of PSUs earned based on fiscal year 2019 performance was 10% of target. Any PSUs earned vest upon the filing of the Form 10K for fiscal year 2019. Upon vesting, the PSUs convert into shares of Class A Common Stock on a one-for-one basis.

(5)	Restricted stock award vests 100% on September 11, 2019.

(6)	Non-qualified stock option award vests in equal annual installments of 25% per year commencing on May 1, 2016.

(7)	Non-qualified stock option award vests in equal annual installments of 33% per year commencing on April 1, 2017.

(8)	Restricted stock unit award vests in equal annual installments of 25% per year commencing on May 1, 2016.

(9)	Restricted stock unit award vests in equal annual installments of 33% per year commencing on April 1, 2017.

(10)	Restricted stock unit award vests in equal annual installments of 33% per year commencing on April 1, 2018.

(11)	Restricted stock unit award vests in equal annual installments of 33% per year commencing on April 2, 2019.

(12)	Non-qualified stock option award vests in equal annual installments of 33% per year commencing on September 6, 2017.

(13)	Restricted stock unit award vests in equal annual installments of 33% per year commencing on September 6, 2017.

POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE IN CONTROL

The following tables summarize the estimated value of potential payments to each of our named executive officers under existing contracts, agreements, plans or arrangements assuming the triggering event or events indicated occurred on March 31, 2019.

Alfred S. John
President and CEO
Mr. John does not have an employment agreement with us.  In the event of termination without cause or for good reason following a change in control of the Company, unvested equity awards held by Mr. John will become immediately vested. The market value of the stock awards of Mr. John that would vest, using the closing price of the Company’s common stock as of the last business day of fiscal year 2019, is $112,200.
Thomas P. Minichiello
Senior Vice President, Chief Financial Officer, Treasurer and Secretary
The following table shows the potential payments to Mr. Minichiello upon termination or in connection with a change in control assuming a March 31, 2019 triggering event.

	Termination without Cause or for Good Reason following a change in control ($)	Change in Control without Termination ($)	Termination for Good Reason ($)	Termination without Cause ($)
Cash Compensation	720,000	—	480,000	480,000
Health Benefits	20,940	—	20,940	20,940
Stock Option Vesting Acceleration (1)	—	—	—	—
Stock Award Vesting Acceleration (2)	96,731	—	—	—
Total	837,671	—	500,940	500,940

(1)
The market value is calculated by multiplying the number of options that have not vested by the difference between $2.04, the closing price of the Class A Common Stock as of the last business day of fiscal year 2019, less the strike price of the option.

(2)	The market value is calculated by multiplying the number of shares that have not vested by $2.04, the closing price of the Class A Common Stock as of the last business day of fiscal year 2019.
Under the terms of Mr. Minichiello’s employment agreement, if we terminate Mr. Minichiello’s employment without cause or if Mr. Minichiello resigns for good reason, he will be entitled to receive as severance one year’s base salary (150% of base salary following a change in control), one year target bonus (150% of the target bonus following a change in control), continued health benefits at employee rates for one year, and a pro rata portion of his bonus based upon the actual bonus that would have been earned, as applicable, for the fiscal year in which the termination occurs.
Mr. Minichiello is subject to a non-competition covenant during the term of his employment and for an additional one year period if, following termination of his employment with the Company, he is entitled to receive severance or if the Company elects to pay him severance even if he would not otherwise be entitled to such payments. Mr. Minichiello is subject to a non-solicitation covenant with respect to the Company’s employees for one year following termination of his employment whether or not he is entitled to severance pay.
In the event of termination without cause or for good reason following a change of control, unvested outstanding equity awards as of the date of termination will become immediately vested, pursuant to their express terms.
To be consistent with the Company's current policy of not entering into employment agreements with Executive Officers and employees, Westell has taken steps towards eliminating one remaining employment agreement. Mr. Minichiello was notified on July 5, 2017, that to unify Company practices and provide consistency, that effective July 5, 2019, the current employment agreement would no longer be in effect. This notice has no effect on Mr. Minichiello's compensation, title, status, authority, responsibilities, or location of work, but simply that the employment agreement is no longer in effect after the two year notice period has expired.
Jesse Swartwood
Senior Vice President, Worldwide Sales
The following table shows the potential payments to Mr. Swartwood upon termination or in connection with a change in control assuming a March 31, 2019 triggering event.

	Termination without Cause following a change in control ($)	Change in Control without Termination ($)	Termination for Good Reason ($)	Termination without Cause ($)
Cash Compensation	112,500	—	—	112,500
Health Benefits	11,074	—	—	11,074
Stock Option Vesting Acceleration (1)	—	—	—	—
Stock Award Vesting Acceleration (2)	95,203	—	—	—
Total	218,777	—	—	123,574

(1)
The market value is calculated by multiplying the number of options that have not vested by the difference between $2.04, the closing price of the Class A Common Stock as of the last business day of fiscal year 2019, less the strike price of the option.

(2)	The market value is calculated by multiplying the number of shares that have not vested by $2.04, the closing price of the Class A Common Stock as of the last business day of fiscal year 2019.
Under the terms of Mr. Swartwood’s severance agreement, if we terminate Mr. Swartwood’s employment without cause, he will be entitled to receive as severance six months base salary and continued health benefits at employee rates for six months.
Mr. Swartwood is subject to a non-competition covenant during the term of his employment and for an additional one year period if, following termination of his employment with the Company, he is entitled to receive severance or if the Company elects to pay him severance even if he would not otherwise be entitled to such payments. Mr. Swartwood is subject to a non-solicitation covenant with respect to the Company’s employees for one year following termination of his employment whether or not he is entitled to severance pay.
In the event of termination without cause following a change of control, unvested outstanding equity awards as of the date of termination will become immediately vested, pursuant to their express terms.

Kirk R. Brannock
Former Interim President and CEO
Mr. Brannock did not have an employment agreement with us.  In the event of termination without cause or for good reason following a change in control of the Company, unvested equity awards held by Mr. Brannock would have become immediately vested. On May 20, 2018, Mr. Brannock concluded his role as Interim President and CEO, but continued to serve as the Chairman of the Board, which did not result in any cash payments or vesting acceleration.
DIRECTOR COMPENSATION

Effective July 1, 2019, the annual retainer for all non-employee directors is $27,000, a 25% decrease from the previous annual retainer of $36,000. Annual retainers for committee chairpersons are as follows: Chairman of the Board (if non-employee) -$20,000; Chair of the Audit Committee-$10,000; and Chair of the Compensation Committee-$10,000. Annual retainers for the members of committees are as follows: Member of the Audit Committee-$5,000; and Member of the Compensation Committee-$5,000. There is no separate compensation for meeting attendance. In addition, all directors may be reimbursed for certain expenses incurred in connection with attendance at Board and committee meetings. Directors who are employees of the Company do not receive additional compensation for service as directors. In addition, non-employee directors are eligible to receive awards under the 2015 Omnibus Incentive Compensation Plan. On a director’s initial appointment date, non-employee directors are each granted 2,500 restricted shares with an annual grant thereafter based on a target grant date value of $29,000 to be granted upon election to the Board of Directors at the Annual Meeting of Stockholders, with the award vesting on the first anniversary date of the grant.

Director Summary Compensation Table
The following table details the total compensation for non-employee directors for fiscal year 2019.

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)(2)(3)	Total ($)
Kirk R. Brannock (1)	—	—	—
Scott C. Chandler(4)	25,500	36,148	61,648
Robert W. Foskett(5)	36,000	28,998	64,998
Dennis O. Harris(6)	22,728	—	22,728
Robert C. Penny III(5)	36,000	28,998	64,998
Cary B. Wood(5)	48,772	28,998	77,770
Mark A Zorko(5)	51,000	28,998	79,998

(1)
Mr. Brannock, our Chairman and former interim President and CEO, is not included in this table as compensation received by Mr. Brannock is shown in the Summary Compensation Table. While Mr. Brannock was an employee of the Company, he received no additional compensation for his service as director. Mr. Brannock’s equity holdings as of March 31, 2019 are presented in the Outstanding Equity Awards at Fiscal Year-End table.

(2)
The values reflect the aggregate grant date fair value as determined under ASC 718. Assumptions used in the calculation of these amounts are included in footnote 8 to the Company’s audited financial statements for fiscal year 2019 included in the Company’s Annual Report on Form 10-K filed with the Securities and Exchange Commission on May 31, 2019.

(3)	The equity portion of the annual grant to directors vests annually on the date of grant over a one-year period.

(4)	As of March 31, 2019, the director had 12,639 shares of unvested restricted stock.

(5)	As of March 31, 2019, the director had 10,139 shares of unvested restricted stock.

(6)	Mr. Harris' term as a director expired at the 2018 Annual Meeting on September 11, 2018. As of March 31, 2019, Mr. Harris has no shares of unvested restricted stock.
EQUITY COMPENSATION PLAN INFORMATION

The following table provides information as of March 31, 2019, with respect to shares of our Class A Common Stock that may be issued under equity compensation plans.

Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (#)(1)	Weighted-average exercise price of outstanding options, warrants and rights ($)(2)	Number of securities remaining available for future issuance (excluding securities reflected in the first column) (#)
Equity compensation plans approved by security holders (3)	963,605	4.28	631,959
Equity compensation plans not approved by security holders	—	—	—
Total	963,605	4.28	631,959

(1)	Includes outstanding options, RSUs and PSUs.

(2)	Represents weighted-average exercise price of outstanding options.

(3)	All amounts in this row relate to the 2015 Omnibus Incentive Compensation Plan.
CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

We do not currently have written policies and procedures with respect to the approval of related-party transactions. Our practice with respect to related-party transactions has been that all transactions between the Company and any related person will be reviewed and approved by the Audit Committee. All proposed related-party transactions are generally reported to senior management, who assist in gathering the relevant information about the transaction, and present the information to the Audit Committee. The Audit Committee then determines whether the transaction is a related party transaction and approves, ratifies, or rejects the transaction.
SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires our officers and directors and persons who beneficially own more than 10 percent of a registered class of the Company’s equity securities to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Based on a review of documents in our possession and on written representations from reporting persons, we believe that during fiscal year 2019, all such persons filed on a timely basis all reports required by Section 16(a) of the Securities Exchange Act of 1934, except for Alfred S. John, our chief executive officer, who filed one late Form 4 to report a vesting of performance-based restricted stock units on August 3, 2018.

AUDIT COMMITTEE REPORT

The Audit Committee oversees our financial reporting process on behalf of the Board of Directors. Management has the primary responsibility for the financial statements and the reporting process, including the system of internal controls. In fulfilling its oversight responsibilities, the Committee reviewed the audited financial statements in the Annual Report on Form 10-K with management, including a discussion of the quality, not just the acceptability, of the accounting principles; the reasonableness of significant judgments; and the clarity of disclosures in the financial statements.

The Audit Committee reviewed with the independent auditors, who are responsible for expressing an opinion on the conformity of those audited financial statements with generally accepted accounting principles, their judgments as to the quality, not just the acceptability, of our accounting principles and such other matters as are required to be discussed with the Committee under Public Company Accounting Oversight Board (PCAOB) Auditing Standard No. 1301, Communications with Audit Committees. In addition, the Committee discussed with the independent auditors the auditors’ independence from management and the Company, including the matters in the written disclosures required by Rule 3526 of the PCAOB, Communicating with Audit Committees Concerning Independence, and considered the compatibility of non-audit services with the auditors’ independence.

The Audit Committee discussed with our independent auditors the scope and plans for their audit. The Committee meets with the independent auditors, with and without management present, to discuss the results of their examinations, and the overall quality of our financial reporting.

The Audit Committee has reviewed with the Company’s accounting function the evaluation of the Company’s internal controls and the overall quality of the Company’s financial reporting.

In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Annual Report on Form 10-K for the year ended March 31, 2019, for filing with the SEC. The Audit Committee and the Board have also recommended that stockholders ratify the selection of Grant Thornton as our independent auditors for fiscal year 2020.

During fiscal year 2019, management documented, tested and evaluated internal controls pursuant to the requirements of the Sarbanes-Oxley Act of 2002. Management and the internal audit function kept the Audit Committee apprised of our progress. Management has provided the Audit Committee with a report on the effectiveness of internal controls.

The Audit Committee is governed by a charter, which is available in the corporate governance section under Investors on our website at www.westell.com. The Board of Directors has determined that Mr. Wood, Mr. Chandler, and Mr. Zorko each qualify as an “audit committee financial expert” as defined under Regulation S-K and that all audit committee members are “independent” as the term is used in the NASDAQ listing standards applicable to audit committee members.

Respectfully Submitted By:

The Audit Committee

Mark A. Zorko (Chair)
Scott C. Chandler
Cary B. Wood

Fees to the Company’s Auditors

Set forth below is a summary of certain fees paid to our independent auditors, Grant Thornton LLP, for services for the fiscal years 2019 and 2018, respectively.

Fee Category	Fiscal 2019	Fiscal 2018
Audit Fees	$434,500	$435,000
Audit-Related Fees	21,450	—
Tax Fees	—	—
All Other Fees	—	—
Total	$455,950	$435,000

Audit Fees

Audit fees were for professional services rendered in connection with the audit of our annual financial statements set forth in our Annual Reports on Form 10-K and the review of our quarterly financial statements set forth in our Quarterly Reports on Form 10-Q.

Audit-Related Fees

Audit-related fees consist of fees billed for professional services for physical inventories and other diligence consulting.

Approval of Services Provided by Independent Registered Public Accounting Firm

The Audit Committee has considered whether the services provided under other non-audit services are compatible with maintaining the auditor’s independence and has determined that such services are compatible. The Audit Committee has adopted policies and procedures for pre-approving all non-audit work performed by the external auditors. The Committee will annually pre-approve services in specified accounting areas. The Committee also annually approves the budget for the annual generally accepted accounting principles (GAAP) audit.
PROPOSALS OF STOCKHOLDERS

A stockholder proposal to be included in our Proxy Statement and presented at the 2020 Annual Meeting must be received at our executive offices, 750 North Commons Drive, Aurora, Illinois 60504, no later than April 4, 2020, for evaluation as to inclusion in the Proxy Statement in connection with such meeting.
Stockholders wishing to nominate a director or bring a proposal before the 2020 Annual Meeting (but not include the proposal in our Proxy Statement) must cause written notice of the proposal to be received by the Secretary of the Company at our principal executive offices in Aurora, Illinois, no later than July 19, 2020, as well as comply with certain provisions of the Company’s bylaws. In order for a stockholder to nominate a candidate for director, such notice must describe various matters regarding the nominee and the stockholder giving the notice, including such information as name, address, occupation and shares held. In order for a stockholder to bring other business before a stockholders meeting, the notice for such meeting must include various matters regarding the stockholder giving the notice and a description of the proposed business. These requirements are separate from and in addition to the requirements a stockholder must meet to have a proposal included in our Proxy Statement.
FINANCIAL INFORMATION

We have furnished financial statements to stockholders in the 2019 Form 10-K, which accompanies this Proxy Statement. In addition, we will promptly provide, without charge to any stockholder, on the request of such stockholder, an additional copy of the 2019 Form 10-K. Written requests for such copies should be directed to Westell Technologies, Inc., Attention: Thomas P. Minichiello, Chief Financial Officer, 750 North Commons Drive, Aurora, Illinois 60504; telephone number (630) 898-2500.

OTHER MATTERS TO COME BEFORE THE MEETING

The Board of Directors knows of no other business that may come before the annual meeting. However, if any other matters are properly presented to the meeting, the persons named in the proxies will vote upon them in accordance with their best judgment.

By Order of the Board of Directors
Thomas P. Minichiello
Senior Vice President, Chief Financial Officer,
Treasurer and Secretary

Date: July 26, 2019

ANNEX A

WESTELL TECHNOLOGIES, INC. 2019 OMNIBUS INCENTIVE COMPENSATION PLAN

I.    INTRODUCTION.

1.01    Purpose. The Westell Technologies, Inc. 2019 Omnibus Incentive Compensation Plan (the "Plan") is intended to provide incentives that will attract and retain (a) directors of Westell Technologies, Inc. (the "Company"), and (b) employees of the Company or any Subsidiary that now exists or hereafter is organized or acquired by the Company, provide additional incentive to such persons and promote the success and growth of the Company. These purposes may be achieved through the grant of Incentive Stock Options, Non-Qualified Stock Options, Stock Appreciation Rights, Restricted Stock Awards, Restricted Stock Unit Awards, Performance Share Awards, Other Equity Awards and Cash Incentive Awards, as described below.

1.02    Duration of this Plan. The Plan shall become effective upon stockholder approval (the "Effective Date"). Unless sooner terminated as provided herein, this Plan shall terminate ten (10) years from the Effective Date. After this Plan is terminated, no Awards may be granted but Awards previously granted shall remain outstanding in accordance with their applicable terms and conditions.

1.03    Successor Plan. This Plan will supersede and replace the Westell Technologies, Inc. 2015 Omnibus Incentive Compensation Plan (the "2015 Plan"). All outstanding awards under the 2015 Plan immediately prior to the Effective Date of this Plan shall continue to be governed by their applicable terms and conditions. Any Shares reserved for issuance under the 2015 Plan that have not been granted or reserved for issuance under an outstanding award shall be added to the Share reserve for this Plan as described in Section 3.01.

II.    DEFINITIONS.

2.01    "Administrator" means the administrator described in Section 4.01.

2.02    "Award" means an Incentive Stock Option, Non-Qualified Stock Option, Stock Appreciation Right, Restricted Stock Award, Restricted Stock Unit Award, Performance Share Award, Other Equity Award or Cash Incentive Award, as appropriate.

2.03    "Award Agreement" means either (a) a written or electronic agreement entered into by the Company and a Participant setting forth the terms and provisions applicable to an Award granted under this Plan, including any amendment or modification thereof, or (b) a written or electronic statement issued by the Company to a Participant describing the terms and provisions of such Award, including any amendment or modification thereof. The Administrator may provide for the use of electronic, Internet or other non-paper Award Agreements, and the use of electronic, Internet or other non-paper means for the acceptance thereof and actions thereunder by a Participant.

2.04    "Board" means the Board of Directors of Westell Technologies, Inc.

2.05    "Cash Incentive Award" means a cash incentive award under Article XI of the Plan.

2.06    "Change in Control" shall be deemed to have occurred as of the first day that any one or more of the following conditions shall have been satisfied:

(a)
the consummation of the purchase by any person, entity or group of persons, within the meaning of Section 13(d) or 14(d) of the Securities Exchange Act of 1934, as amended, except the Voting Trust (together with its affiliates) formed pursuant to the Voting Trust Agreement dated February 23, 1994, as amended from time to time, among Robert C. Penny III and Melvin J. Simon, as co-trustees, and certain members of the Penny family and the Simon family, of ownership of shares representing more than 50% of the combined voting power of the Company’s voting securities entitled to vote generally (determined after giving effect to the purchase);

(b)
a reorganization, merger or consolidation of the Company, in each case, with respect to which persons who were shareholders of the Company immediately prior to such reorganization, merger or consolidation do not, immediately thereafter, own 50% or more of the combined voting power entitled to vote generally of the Company or the surviving or resulting entity (as the case may be); or

(c)
a sale of all or substantially all of the Company’s assets, except that a Change in Control shall not exist under this clause (c) if the Company or persons who were shareholders of the Company immediately prior to such sale continue to collectively own 50% or more of the combined voting power entitled to vote generally of the acquirer.

2.07    "Code" means the Internal Revenue Code of 1986, as it may be amended from time to time. For purposes of this Plan, references to sections of the Code shall be deemed to include references to any applicable regulations thereunder and any successor or similar provision.

2.08    "Company" means Westell Technologies, Inc.

2.09    "Dividend Equivalent" has the meaning set forth in Article XII.

2.10    "Fair Market Value" or "FMV" means, as applied to a specific date, the price of a Share that is based on the opening, closing, actual, high, low or average selling prices of a Share reported on any established stock exchange or national market system including without limitation the New York Stock Exchange and the National Market System of the National Association of Securities Dealers, Inc. Automated Quotation System on the applicable date, the preceding trading day, the next succeeding trading day, or an average of trading days, as determined by the Administrator in its discretion.

Unless otherwise specified in an Award Agreement, Fair Market Value shall be deemed to be equal to the closing price of a Share on the relevant date, or if no sales of Shares shall have occurred on the applicable date the closing price of the Shares on the next preceding date on which there were such sales. Notwithstanding the foregoing, if Shares are not traded on any established stock exchange or national market system, the Fair Market Value means the price of a Share as established by the Administrator acting in good faith based on a reasonable valuation method that is consistent with the requirements of Section 409A of the Code and the regulations thereunder.

2.11    "Grant Date" means the date on which an Award is deemed granted, which shall be the date on which the Administrator authorizes the Award or such later date as the Administrator shall determine in its sole discretion.

2.12    "Incentive Stock Option" or "ISO" means an option that is intended to meet the requirements of Section 422 of the Code and regulations thereunder.

2.13    "Non-Qualified Stock Option" or "NSO" means an option other than an Incentive Stock Option.

2.14    "Option" means an Incentive Stock Option or Non-Qualified Stock Option, as appropriate.

2.15    "Other Equity Award" means an Award under Article X of the Plan.

2.16    "Participant" means an individual who has been granted an Award.

2.17    "Performance Goal" means a performance goal established by the Administrator that is based on the attainment of goals relating to one or more of the following business criteria measured on an absolute basis or in terms of growth or reduction: cash flow or cash flow per share; cash flow return on investment; cost; debt reductions; ratio of debt plus equity; profit before tax; economic profit; earnings before interest and taxes or earnings before interest, taxes, depreciation and amortization and adjusted versions of those or similar measures; operating earnings; economic value added; ratio of operating earnings to capital spending; free cash flow; net profit; net income (before or after taxes); operating margins, gross margins or cash margins; operating profit; reduction in costs; gross profits; return on capital; revenue; revenue performance, revenue growth or product revenue growth; net sales; sales growth; price of the Shares or other capital stock of the Company; return on net assets, equity or stockholders’ equity; market share; total return to stockholders; or implementation, completion or attainment of measureable objectives with respect to research, development, products or projects, acquisitions or divestitures, recruiting and maintaining personnel or any other criteria the Administrator deems appropriate. The specific performance goals may be, on an absolute or relative basis, established based on one or more of the preceding business criteria with respect to the Company, any one or more Subsidiaries or other business units or product lines of the Company or a group of peer companies established by the Administrator. Performance targets shall be adjusted to mitigate the unbudgeted impact of material, unusual or nonrecurring gains and losses, accounting changes or other extraordinary events not foreseen at the time the targets were set unless the Administrator provides otherwise at the time of establishing the targets.

2.18    "Performance-Based Compensation" means compensation under an Award that is based on the achievement of one or more Performance Goals.

2.19    "Performance Share Award" means an Award under Article IX of the Plan, that is conditioned upon the satisfaction of pre-established performance goals.

2.20    "Plan" means the Westell Technologies, Inc. 2019 Omnibus Incentive Compensation Plan as set forth herein, as it may be amended from time to time.

2.21    "Restricted Stock Award" means a restricted stock award under Article VII of the Plan.

2.22    "Restricted Stock Unit Award" means a restricted stock unit award under Article VIII of the Plan.

2.23    "Share" means a share of the Class A Common Stock of the Company.

2.24    "Stock Appreciation Right" or "SAR" means the right to receive cash or Shares based upon the excess of the Fair Market Value of one Share on the date the SAR is exercised over the grant price (which shall be not less than the Fair Market Value of a Share on the Grant Date).

2.25    "Subsidiary" means any corporation in which the Company or another entity qualifying as a Subsidiary within this definition owns 50% or more of the total combined voting power of all classes of stock, or any other entity (including, but not limited to, partnerships and joint ventures) in which the Company or another entity qualifying as a Subsidiary within this definition owns 50% or more of the combined equity thereof.

2.26    "Substitute Award" mean an Award granted or Shares issued by the Company in substitution or exchange for awards previously granted by a predecessor or affiliated entity.

III.    PLAN AND AWARD LIMITS

3.01    Share Limit. Subject to adjustment as provided in Section 3.03 below, the number of Shares that may be issued under the Plan shall not exceed the sum of one million (1,000,000) Shares plus the number of Shares reserved for issuance under the 2015 Plan that have not been granted or reserved for issuance under an outstanding award (the "Share Limit"), all of which may be issued in the form of Incentive Stock Options. If any Award granted under this Plan or the 2015 Plan is canceled, terminates, expires, or lapses for any reason, any Shares subject to such Award shall again be available for the grant of an Award under this Plan. Shares subject to an Award shall not again be made available for issuance under the Plan if such Shares are:

(a) Shares delivered to or withheld by the Company to pay the grant or purchase price of an Award, or (b) Shares delivered to or withheld by the Company to pay the withholding taxes related to an Award. Any Awards or portions thereof that are settled in cash and not in Shares shall not be counted against the foregoing Share Limit.

3.02    Annual Award Limits. Subject to adjustment as set forth in Section 3.03 below, Awards shall be subject to the following limits:

(a)
Options and SARs. The maximum aggregate number of Shares for which Options or SARs may be granted to any Participant in any fiscal year shall be 350,000 Shares (for avoidance of the doubt, this limit applies separately to each type of Award).

(b)
Equity Awards Other Than Options and SARs. The maximum aggregate number of Shares that may be granted to any Participant in any fiscal year under an Award of Restricted Stock, Restricted Stock Units, Performance Shares or Other Stock Based Awards, in each case that are Performance-Based Compensation, shall be 175,000 Shares determined as of the date of grant (for avoidance of the doubt, this limit applies separately to each type of Award).

(c)
Cash Incentive Awards. The maximum aggregate amount that may be paid to any Participant for any fiscal year under an Award of Performance Units, Cash Incentive Awards or any other Award that is payable in cash, in each case that are Performance-Based Compensation, shall be $2,000,000 determined as of the date of payout (for the avoidance of doubt, this limit applies separately to each type of Award).

3.03    Changes in Common Stock. Except as provided below, if any stock dividend is declared upon the Shares, or if there is any stock split, stock distribution, or other recapitalization of the Company with respect to the Shares, resulting in a split or combination or exchange of Shares, the Administrator shall make or provide for such adjustment in the number of and class of Shares that may be delivered under the Plan, and in the number and class of and/or price of Shares subject to outstanding Awards as it may, in its discretion, deem to be equitable.

IV.    PLAN ADMINISTRATION.

4.01    Administration. For purposes of the power to grant Awards to Company directors, the Administrator shall be the entire Board. For other Plan purposes, the Administrator shall be the Compensation Committee of the Board. The committee shall be constituted to permit the Plan to comply with the provisions of Rule 16b-3 under the Securities Exchange Act of 1934, as amended or any successor rule. A majority of the members of the committee shall constitute a quorum. The approval of such a quorum, expressed by a vote at a meeting held either in person or by conference telephone call, or the unanimous consent of all members in writing without a meeting, shall constitute the action of the Administrator and shall be valid and effective for all purposes of the Plan.

4.02    Administrator Powers. The Administrator is empowered to adopt such rules, regulations and procedures and take such other action as it shall deem necessary or proper for the administration of the Plan. The Administrator shall also have authority to interpret the Plan, and the decision of the Administrator on any questions concerning the interpretation of the Plan shall be final and conclusive. The Administrator may consult with counsel, who may be counsel for the Company, and shall not incur any liability for any action taken in good faith in reliance upon the advice of counsel. Subject to the provisions of the Plan, the Administrator shall have full and final authority to:

(a)	designate the persons to whom Awards shall be granted;

(b)	grant Awards in such form and amount as the Administrator shall determine;

(c)
provide in an Award that vesting will be accelerated in the event of a Participant's death, disability (as determined by the Administrator) or retirement, a Change in Control, or an event related to a Change in Control;

(d)	impose such limitations, restrictions and conditions upon any such Award as the Administrator shall deem appropriate;

(e)	continue vesting service for a Participant who terminates employment, but continues in a consulting role with the Company;

(f)
waive any restrictions, conditions or limitations imposed on an Award at the time the Award is granted or at any time thereafter, including but not limited to forfeiture, vesting and treatment of Awards upon a termination of service, provided that the Administrator may not waive the vesting period of any Award or accelerate the vesting period of any Award except in the case of death, disability, retirement or a Change in Control;

(g)	modify, extend or renew any Award previously granted;

(h)	grant Substitute Awards to individuals in substitution for awards previously granted by a predecessor or affiliated entity; and

(i)	permit Participants to elect to defer payments of Awards; provided that any such deferrals shall comply with applicable requirements of the code, including Code Section 409A.

4.03    Binding Determinations. Any action taken by, or inaction of, the Company, any Subsidiary, or the Administrator relating or pursuant to this Plan and within its authority hereunder or under applicable law shall be within the absolute discretion of that entity or body and shall be conclusive and binding upon all persons. Neither the Board nor any Board committee, nor any member thereof or person acting at the direction thereof, shall be liable for any act, omission, interpretation, construction or determination made in good faith in connection with this Plan (or any award made under this Plan), and all such persons shall be entitled to indemnification and reimbursement by the Company in respect of any claim, loss, damage or expense (including, without limitation, attorneys’ fees) arising or resulting therefrom to the fullest extent permitted by law and/or under any directors and officers liability insurance coverage that may be in effect from time to time.

4.04    Repricing, Replacements and Buyouts Prohibited. Notwithstanding anything in this Plan to the contrary, and except for the adjustments provided in Section 3.03, neither the Administrator nor any other person, directly or indirectly, may decrease the grant or purchase price for any outstanding Option or SAR granted under this Plan after the date of grant nor allow a Participant to surrender an outstanding Option or SAR granted under this Plan to the Company in exchange for cash, other Awards or an Option or SAR with an exercise price that is less than the exercise price of the original Option or SAR.

4.05    Delegation. The Administrator may delegate all or any part of its responsibilities and powers to any executive officer or officers of the Company selected by it. Any such delegation may be revoked by the Board or by the designated committee at any time.

V.    STOCK OPTIONS.

5.01    Granting of Stock Options. The Administrator may, in its discretion, grant Options to non-employee directors of the Company and to employees of the Company and any of its Subsidiaries. In selecting the individuals to whom Options shall be granted, as well as in determining the number of Options granted, the Administrator shall take into consideration such factors as it deems relevant pursuant to accomplishing the purposes of the Plan. A Participant may, if he or she is otherwise eligible, be granted an additional Option or Options if the Administrator shall so determine. Option grants under the Plan shall be evidenced by an Award Agreement in such form and containing such provisions as are consistent with the Plan as the Administrator shall from time to time approve.

5.02    Type of Option. At the time each Option is granted, the Administrator shall designate the Option as an Incentive Stock Option or a Non-Qualified Stock Option. Any Option designated as an Incentive Stock Option shall comply with the requirements of Section 422 of the Code. If required by applicable tax rules regarding a particular grant, to the extent that the aggregate Fair Market Value (determined as of the date an Incentive Stock Option is granted) of the Shares with respect to which an Incentive Stock Option grant under this Plan (when aggregated, if appropriate, with Shares subject to other Incentive Stock Option grants made before said grant under this Plan or another plan maintained by the Company or any ISO Group member) is exercisable for the first time by an optionee during any calendar year exceeds $100,000 (or such other limit as is prescribed by the Code), such option grant shall be treated as a grant of Non-Qualified Stock Options pursuant to Code Section 422(d).

5.03    Purchase Price. The purchase price for a Share subject to Option shall not be less than 100% of the Fair Market Value of the Share on the date the Option is granted, provided, however, the purchase price of an Incentive Stock Option shall not be less than 110% of the Fair Market Value of such Share on the date the Option is granted if the Participant then owns (after the application of the family and other attribution rules of Section 424(d) or any successor rule of the Code) more than 10% of the total combined voting power of all classes of stock of the Company.

5.04    Option Terms. Each Option shall be evidenced by an Award Agreement that shall specify the number of Options granted, the term of the Option (which may not exceed ten years), and such other provisions as the Administrator shall determine. Except to the extent otherwise permitted by Section 4.02 above, no portion of the Option may be exercisable prior to the first anniversary of the Option Grant Date.

5.05    Method of Exercise. An Option that has become exercisable may be exercised from time to time by written notice to the Company stating the number of Shares being purchased and accompanied by the payment in full of the purchase price for such Shares. The purchase price may be paid (a) in cash, (b) by check, (c) with the approval of the Administrator, or if the applicable Agreement so provides, by delivering Shares ("Delivered Stock"), (d) by surrendering to the Company Shares otherwise receivable upon exercise of the Stock Option (a "Net Exercise"), or (e) any combination of the foregoing. For purposes of the foregoing, Delivered Stock and Shares used in a Net Exercise shall be valued at their Fair Market Value determined as of the date of exercise of the Option. No Participant shall be under any obligation to exercise any Option hereunder.

VI.    STOCK APPRECIATION RIGHTS.

6.01    Granting of SARs. The Administrator may, in its discretion, grant SARs to non-employee directors of the Company and to employees of the Company and any of its Subsidiaries.

6.02    SAR Terms. Each SAR grant shall be evidenced by an Award Agreement that shall specify the number of SARs granted, the grant price (which shall be not less than the Fair Market Value of a Share on the Grant Date), the term of the SAR (which may not exceed ten years), and such other provisions as the Administrator shall determine. Except to the extent otherwise permitted by Section 4.02 above, no portion of the SAR may be exercisable prior to the first anniversary of the SAR Grant Date.

6.03    Method of Exercise. An SAR that has become exercisable may be exercised by written notice to the Company stating the number of SARs being exercised.

6.04    Payment upon Exercise. Upon the exercise of SARs, the Participant shall be entitled to receive an amount determined by multiplying (a) the difference obtained by subtracting the grant price from the Fair Market Value of a Share on the date of exercise, by (b) the number of SARs exercised. At the discretion of the Administrator, the payment upon the exercise of the SARs may be in cash, in Shares of equivalent value (valued at the Fair Market Value of the Shares on the date of exercise), or in some combination thereof. The number of available Shares under Section 3.01 shall not be reduced by any cash payments.

VII.    RESTRICTED STOCK AWARDS.

7.01    Administration. The Administrator may, in its discretion, grant Shares of Restricted Stock to non-employee directors of the Company and to employees of the Company and any of its Subsidiaries. The Administrator shall determine the eligible persons to whom and the time or times at which grants of Restricted Stock will be made, the number of Shares of Restricted Stock to be awarded, the time or times within which such Awards may be subject to forfeiture and any other terms and conditions of the Awards. The Administrator may condition the grant of Restricted Stock upon the attainment of Performance Goals so that the grant qualifies as Performance-Based Compensation. The Administrator may also condition the grant of Restricted Stock upon such other conditions, restrictions and contingencies as the Administrator may determine. The provisions of Restricted Stock Awards need not be the same with respect to each recipient.

7.02    Registration. Any Restricted Stock Award granted hereunder may be evidenced in such manner as the Administrator may deem appropriate, including, without limitation, book-entry registration or issuance of a stock certificate or certificates. In the event any stock certificate is issued in respect of Shares of Restricted Stock, such certificate shall be registered in the name of the Participant and shall bear an appropriate legend (as determined by the Administrator) referring to the terms, conditions and restrictions applicable to such Restricted Stock. In the event such Restricted Stock is issued in book-entry form, the depository and the Company’s transfer agent shall be provided with notice referring to the terms, conditions and restrictions applicable to such Restricted Stock, together with such stop-transfer instructions as the Administrator deems appropriate.

7.03    Terms and Conditions. Restricted Stock Awards shall be subject to the following terms and conditions:

(a)
A Restricted Stock Award that is based solely on the Participant's continued service will become vested and exercisable over the three-year period after the Grant Date, with 1/3 of the Award becoming vested one year after the Grant Date and an additional 1/3 becoming vested on the second and third anniversaries of the Grant Date; provided that the Administrator may determine, at the time of grant, that the Restricted Stock Award will become vested over a longer period of time. A Restricted Stock Award that becomes vested based upon the achievement of a Performance Goal shall not become vested prior to the first anniversary of the Grant Date.

(b)	Until the applicable restrictions lapse or the conditions are satisfied, the Participant shall not be permitted to sell, assign, transfer, pledge or otherwise encumber the Restricted Stock Award.

(c)
Except to the extent otherwise provided in the applicable Award Agreement or Section 4.02 above, the portion of the Award still subject to restriction shall be forfeited by the Participant upon termination of a Participant’s service for any reason.

(d)	If and when the applicable restrictions lapse, the Company shall issue unlegended Shares to the Participant.

(e)	Each Award shall be confirmed by, and be subject to the terms of, an Award Agreement identifying the restrictions applicable to the Award.

7.04    Voting Rights. Unless otherwise determined by the Administrator, a Participant receiving a Restricted Stock Award shall have the right to vote the Shares.

VIII.    RESTICTED STOCK UNIT AWARDS.

8.01    Administration. The Administrator may, in its discretion, grant Restricted Stock Unit Awards to non-employee directors of the Company and to employees of the Company and any of its Subsidiaries. Restricted Stock Unit Awards entitle a Participant to receive Shares or cash payments based upon the Fair Market Value of Shares if predetermined conditions are satisfied. The Administrator shall determine the eligible persons to whom and the time or times at which Restricted Stock Unit Awards will be made, the number of Shares to be covered by the Award, the time or times within which such Awards may be subject to forfeiture and any other terms and conditions of the Awards. The Administrator may condition the grant of a Restricted Stock Unit Award upon the attainment of Performance Goals so that the grant qualifies as Performance-Based Compensation. The Administrator may also condition the grant of a Restricted Stock Unit Award upon such other conditions, restrictions and contingencies as the Administrator may determine. The provisions of Restricted Stock Unit Awards need not be the same with respect to each recipient.

8.02    Terms and Conditions. Restricted Stock Unit Awards shall be subject to the following terms and conditions:

(a)
A Restricted Stock Unit Award that is based solely on the Participant's continued service will become vested and exercisable over the three-year period after the Grant Date, with 1/3 of the Award becoming vested one year after the Grant Date and an additional 1/3 becoming vested on the second and third anniversaries of the Grant Date; provided that the Administrator may determine, at the time of grant, that the Restricted Stock Unit Award will become vested over a longer period of time. A Restricted Stock Unit Award that becomes vested based upon the achievement of a Performance Goal shall not become vested prior to the first anniversary of the Grant Date.

(b)	Until the applicable restrictions lapse or the conditions are satisfied, the Participant shall not be permitted to sell, assign, transfer, pledge or otherwise encumber the Restricted Stock Unit Award.

(c)
Except to the extent otherwise provided in the applicable Award Agreement or Section 4.02, above the portion of the Award still subject to restriction shall be forfeited by the Participant upon termination of a Participant’s service for any reason.

(d)
If and when the applicable restrictions lapse, the Company shall issue Shares to the Participant or pay to Participant an amount of cash equal to the Fair Market Value of a Share multiplied by the number of Shares covered by the Award for which the restrictions have then lapsed.

(e)	Each Award shall be confirmed by, and be subject to the terms of, an Award Agreement identifying the restrictions applicable to the Award.

IX.    PERFORMANCE SHARE AWARDS.

9.01    Administration. The Administrator may, in its discretion, grant Performance Share Awards to employees of the Company and any of its Subsidiaries. Performance Share Awards entitle a Participant to receive Shares if predetermined conditions are satisfied. The Administrator shall determine the eligible employees to whom and the time or times at which Performance Share Awards will be made, the number of Shares to be awarded, the time or times within which such Awards may be subject to forfeiture and any other terms and conditions of the Awards. The Administrator may condition the grant of a Performance Share Award upon the attainment of Performance Goals so that the grant qualifies as Performance-Based Compensation. The Administrator may also condition the grant of a Performance Share Award upon such other conditions, restrictions and contingencies as the Administrator may determine. The provisions of Performance Share Awards need not be the same with respect to each recipient.

9.02    Terms and Conditions. Performance Share Awards shall be subject to the following terms and conditions:

(a)	Until the applicable restrictions lapse or the conditions are satisfied, the Participant shall not be permitted to sell, assign, transfer, pledge or otherwise encumber the Performance Share Award.

(b)
Except to the extent otherwise provided in the applicable Award Agreement or Section 4.02 above, the portion of the Award still subject to restriction shall be forfeited by the Participant upon termination of a Participant’s service for any reason.

(c)	If and when the applicable restrictions lapse, the Company shall issue unlegended Shares to the Participant.

(d)	Each Award shall be confirmed by, and be subject to the terms of, an Award Agreement identifying the restrictions applicable to the Award, if any.

X.    OTHER EQUITY AWARDS.

10.01    Administration. The Administrator may, in its discretion, grant Other Equity Awards not otherwise described by the terms of the Plan to a Participant in such amounts and subject to such terms and conditions, as the Administrator shall determine. Such Awards may involve the transfer of actual Shares to Participants, or payment in cash or otherwise of amounts based on the value of Shares.

10.02    Terms and Conditions. Other Equity Awards shall be subject to the following terms and conditions:

(a)	Awards to non-employee directors may be granted with no minimum vesting period.

(b)
Awards covering a maximum of 50,000 Shares per fiscal year may be granted to employees with no minimum vesting period or if having a vesting period, such acceleration terms as determined by the Administrator.

(c)
Except to the extent otherwise provided in the applicable Award Agreement or Section 4.02 above, the portion of the Award still subject to restriction shall be forfeited by the Participant upon termination of a Participant’s service for any reason.

(d)	Each Award shall be confirmed by, and be subject to the terms of, an Award Agreement identifying the restrictions applicable to the Award, if any.

XI.    CASH INCENTIVE AWARDS.

11.01    Administration. The Administrator may establish Cash Incentive Awards either alone or in addition to other Awards granted under the Plan. The Administrator shall determine the employees to whom and the time or times at which Cash Incentive Awards shall be granted, and the conditions upon which such Awards will be paid. The maximum Cash Incentive Award for any Participant shall be subject to the dollar limit contained in Section 3.02(c) of the Plan.

11.02    Terms and Conditions. Cash Incentive Awards intended to qualify as Performance-Based Compensation shall be subject to the following terms and conditions:

(a)
The Award shall be paid solely on account of the attainment of one or more preestablished, objective Performance Goals. Performance Goals shall be based on one or more business criteria that apply to the individual, a business unit, or the Company as a whole. Performance Goals shall be established in writing by the Administrator not later than 90 days after the commencement of the period of service to which the Performance Goal relates The pre-established Performance Goal must state, in terms of an objective formula or standard, the method for computing the amount of compensation payable to any employee if the goal is attained.

(b)	Following the close of the performance period, the Administrator shall determine whether the Performance Goal was achieved, in whole or in part, and determine the amount payable to each employee.

(c)	This Plan does not limit the authority of the Company, the Board or the Administrator, or any Subsidiary to award bonuses or authorize any other compensation to any person.

XII.    DIVIDENDS AND DIVIDEND EQUIVALENTS.

12.01    Payment of Dividends on Restricted Stock. With respect to an Award of Restricted Stock, the Administrator may grant or limit the right of a Participant to receive dividends declared on Shares that are subject to such Award granted to the Participant, with such dividends credited to the Participant as of the applicable dividend payment dates that occur during a period determined by the Administrator; provided, however, that in the case of an Award of Restricted Stock as to which vesting depends upon the satisfaction of one or more performance conditions, such dividends shall be subject to the same performance conditions, as the underlying Award. Dividends shall be converted to and paid in cash or additional Shares or Awards by such formula and at such time and subject to such limitations as may be determined by the Administrator.

12.02    Payment of Dividend Equivalents on Awards Other than Options, SARs and Restricted Stock. Except for Options, SARs and Restricted Stock, the Administrator may grant Dividend Equivalents to a Participant based on the dividends declared on Shares that are subject to any Award granted to the Participant, with such Dividend Equivalents credited to the Participant as of the applicable dividend payment dates that occur during a period determined by the Administrator; provided, however, that in the case of an Award as to which vesting depends upon the satisfaction of one or more performance conditions or solely upon the satisfaction of a service condition, such Dividend Equivalents shall be subject to the same performance conditions or service conditions, as applicable, as the underlying Award. Dividend Equivalents shall be converted to and paid in cash or additional Shares or Awards by such formula and at such time and subject to such limitations as may be determined by the Administrator.

XIII.    EFFECT OF CORPORATE TRANSACTIONS.

13.01    Merger, Consolidation or Reorganization. In the event of a merger, consolidation or reorganization with another corporation in which the Company is not the surviving corporation or a merger, consolidation or reorganization involving the Company in which the Common Stock ceases to be publicly traded, the Administrator shall, subject to the approval of the

Board, or the board of directors of any corporation assuming the obligations of the Company hereunder, take action regarding each outstanding and unexercised Award pursuant to either clause (a) or (b) below:

(a)
Appropriate provision may be made for the protection of such Award by the substitution on an equitable basis of appropriate shares of the surviving or related corporation, provided that the excess of the aggregate Fair Market Value of the Shares subject to such Award immediately before such substitution over the exercise price thereof is not more than the excess of the aggregate fair market value of the substituted shares made subject to Award immediately after such substitution over the exercise price thereof; or

(b)
The Administrator may cancel such Award. In the event any Option or SAR is canceled, the Company, or the corporation assuming the obligations of the Company hereunder, shall pay the Participant an amount of cash (less normal withholding taxes) equal to the excess of (i) the value, as determined by the Administrator, of the property (including cash) received by the holder of a Share of Company Stock as a result of such event over (ii) the exercise price of such option or the grant price of the SAR, multiplied by the number of Shares subject to such Award. In the event any other Award is canceled, the Company, or the corporation assuming the obligations of the Company hereunder, shall pay the Participant an amount of cash or stock, as determined by the Administrator, based upon the value, as determined by the Administrator, of the property (including cash) received by the holder of a Share of Company Stock as a result of such event. No payment shall be made to a Participant for any Option or SAR if the purchase or grant price for such Option or SAR exceeds the value, as determined by the Administrator, of the property (including cash) received by the holder of a Share of Company Stock as a result of such event.

13.02    Change in Control. In the event of a Change in Control, the Administrator shall have the right to cancel any outstanding Awards and pay the Participant an amount determined under Section 13.01(b) above.

XIV.    MISCELLANEOUS.

14.01    Withholding. The Company shall have the power and the right to deduct or withhold, or require a Participant to remit to the Company, an amount sufficient to satisfy Federal, state, and local taxes (including the Participant’s FICA obligation) required by law to be withheld with respect to any taxable event arising as a result of this Plan. The Administrator may permit a Participant to satisfy the withholding requirement, in whole or in part, by having the Company withhold Shares having a Fair Market Value on the date the tax is to be determined up to a value equal to the maximum statutory total tax that could be imposed on the transaction; provided that the Fair Market Value of the Shares withheld may not exceed the minimum statutory tax obligation without the Administrator's consent..

14.02    No Employment or Retention Agreement Intended. Neither the establishment of, nor the awarding of Awards under this Plan shall be construed to create a contract of employment or service between any Participant and the Company or its Subsidiaries; it does not give any Participant the right to continued service in any capacity with the Company or its Subsidiaries or limit in any way the right of the Company or its Subsidiaries to discharge any Participant at any time and without notice, with or without cause, or to any benefits not specifically provided by this Plan, or in any manner modify the Company’s right to establish, modify, amend or terminate any profit sharing or retirement plans.

14.03    Non-Transferability of Awards. Any Award granted hereunder shall, by its terms, be non-transferable by a Participant other than by will or the laws of descent and shall be exercisable during the Participant’s lifetime solely by the Participant or the Participant’s duly appointed guardian or personal representative. Notwithstanding the foregoing, the Administrator may permit a Participant to transfer a Non-Qualified Stock Option or SAR to a family member or a trust or partnership for the benefit of a family member, in accordance with rules established by the Administrator.

14.04    Securities Laws. No Shares will be issued or transferred pursuant to an Award unless and until all then applicable requirements imposed by Federal and state securities and other laws, rules and regulations and by any regulatory agencies having jurisdiction, and by any exchanges upon which the Shares may be listed, have been fully met. The Administrator may impose such conditions on any Shares issuable under the Plan as it may deem advisable, including, without limitation, restrictions under the Securities Act of 1933, as amended, under the requirements of any exchange upon which such Shares of the same class are then listed, and under any blue sky or other securities laws applicable to such Shares. The Administrator may also require the Participant to represent and warrant at the time of issuance or transfer that the Shares are being acquired only for investment purposes and without any current intention to sell or distribute such Shares.

14.05    Rights as Shareholder. A Participant receiving an Award shall not have any right of a shareholder of the Company with respect to the Shares covered by the Award until Shares of Stock have been issued to Participant.

14.06    Clawback. The Awards granted under this Plan are subject to the terms of the Company’s recoupment, clawback or similar policy as it may be in effect from time to time, as well as any similar provisions of applicable law, any of which could in certain circumstances require repayment or forfeiture of awards or any Shares or other cash or property received with respect to the awards (including any value received from a disposition of the Shares acquired upon payment of the awards).

14.07    Dissolution or Liquidation. Upon the dissolution or liquidation of the Company, any outstanding Awards theretofore granted under this Plan shall be deemed canceled.

14.08    Controlling Law. The law of the State of Delaware, except its law with respect to choice of law, shall be controlling in all matters relating to the Plan.

14.09    Termination and Amendment of the Plan. The Board may from time to time amend, modify, suspend or terminate the Plan; provided, however, that no such action shall impair without the Participant’s consent any Award theretofore granted under the Plan. To the extent then required by applicable law or any applicable listing agency or required under Sections 422 or 424 of the Code to preserve the intended tax consequences of this Plan, or deemed necessary or advisable by the Board, any amendment to this Plan shall be subject to stockholder approval.

14.10    Section 409A Compliance. To the extent applicable, it is intended that the Plan and all Awards hereunder comply with the requirements of Section 409A of the Code, and the Plan and all Agreements shall be interpreted and applied by the Administrator in a manner consistent with this intent in order to avoid the imposition of any additional tax under Section 409A of the Code. In the event that any provision of the Plan or an Agreement is determined by the Administrator to not comply with the applicable requirements of Section 409A of the Code, the Administrator shall have the authority to take such actions and to make such changes to the Plan or an Agreement as the Administrator deems necessary to comply with such requirements, provided that no such action shall adversely affect any outstanding Award without the consent of the affected Participant.

WESTELL TECHNOLOGIES, INC.
c/o BROADRIDGE CORPORATE ISSUER SOLUTIONS, INC.
P. O. BOX 1342
BRENTWOOD, NY 11717

VOTE BY INTERNET - www.proxyvote.com
Use the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 P.M. Eastern Time, September 16, 2019. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS
If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 P.M. Eastern Time, September 16, 2019. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

KEEP THIS PORTION FOR YOUR RECORDS

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

DETACH AND RETURN THIS PORTION ONLY

The Board of Directors recommends you vote FOR the following:

	For All	Withhold All	For All Except
1. Election of Directors	☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

____

Nominees

01 Kirk R. Brannock
02 Scott C. Chandler
03 Timothy L. Duitsman
04 Robert W. Foskett
05 Robert C. Penny III
06 Cary B. Wood
07 Mark A. Zorko

The Board of Directors recommends you vote FOR proposals 2, 3 and 4.

		For	Against	Abstain
2	Approve the 2019 Omnibus Incentive Compensation Plan.	☐	☐	☐
3	Company proposal to ratify the appointment of independent auditors.	☐	☐	☐
4	Company proposal to approve, on an advisory basis, our executive compensation.	☐	☐	☐

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

For address change/comments, mark here. ☐
(see reverse for instructions)

	Yes	No
Please indicate if you plan to attend this meeting	☐	☐

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

0000427175_1 R1.0.1.18

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice & Proxy Statement, Form 10-K are available at www.proxyvote.com

WESTELL TECHNOLOGIES, INC.
Annual Meeting of Stockholders
September 17, 2019 10:00 AM CDT
This proxy is solicited by the Board of Directors

The undersigned hereby appoints Alfred S. John and Thomas P. Minichiello, and each of them, proxies with the powers the undersigned would possess if personally present, and with full power of substitution, to vote all Class A Common Stock and/or Class B Common Stock held of record by the undersigned in Westell Technologies, Inc., upon all subjects that may properly come before the annual meeting, and at any adjournments thereof, including the matters described in the proxy statement furnished herewith, subject to any directions indicated on the reverse side of this card. The votes entitled to be cast by the undersigned will be cast in the direction of the proxy holders on any other matter that may properly come before the meeting and any adjournment thereof.

The undersigned hereby revokes any proxy heretofore given and acknowledges receipt of the proxy statement for the annual meeting.

This proxy, when properly executed will be voted in the manner directed by the undersigned. If no direction is made, this proxy will be voted by the proxies "FOR ALL" nominees named in Proposal 1, "FOR" Proposals 2, 3 and 4 and in their discretion on any other matters properly brought to a stockholder vote at the meeting.

Address change/comments:

____

____

____

(If you noted any Address Changes and/or Comments above, please mark corresponding box on the reverse side.)

Continued and to be signed on reverse side

0000427175_2 R1.0.1.18